UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_____________________

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Charlotte’s Web Holdings, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CHARLOTTE’S WEB HOLDINGS, INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF CHARLOTTE’S WEB HOLDINGS, INC.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2025
AT 10:00 A.M. (MOUNTAIN TIME)
VIRTUALLY (http://www.virtualshareholdermeeting.com/CWEB2025)
April 29, 2025
This proxy statement is dated April 29, 2025, and is first being made available to shareholders on or about
April 30, 2025.

CHARLOTTE’S WEB HOLDINGS, INC.
700 Tech Court
Louisville, Colorado 80027
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE “NOTICE”)
The annual general meeting (the “Meeting”) of holders of common shares (“Common Shares”) of Charlotte’s Web Holdings, Inc., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 12, 2025, beginning at 10:00 a.m. (Mountain Time), at http://www.virtualshareholdermeeting.com/CWEB2025. There are no proportionate voting shares ("PVS") issued and outstanding as of April 15, 2025. You will be able to attend the Meeting as well as submit your questions during the live webcast of the Meeting by entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your form of proxy or in the instructions that accompanied your proxy materials.
The following matters will be considered at the Meeting:
•The setting of the number of directors at six;
•The election of directors for the forthcoming year from the nominees proposed by the board of directors of the Company (the “Board” or the “board of directors”);
•The appointment of PKF O’Connor Davies LLP (“PKFOD”), as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and
•The transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
This Notice of Meeting is accompanied by: (1) the proxy statement; (2) the accompanying form of proxy (“Proxy Instrument”); (3) the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and (4) a request for financial statement form for the fiscal year ended December 31, 2025 (collectively, the “proxy materials”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy materials to shareholders. This means that the proxy materials are being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.
The proxy materials are available on the “Investor Relations” section of the Company’s website at https://investors.charlottesweb.com, SEDAR+ at www.sedarplus.ca and the SEC’s website at www.sec.gov. On or about April 29, 2025, we will mail our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is April 15, 2025 (the “Record Date”). Holders of Common Shares of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof. On November 3, 2021, all outstanding proportionate voting shares of the Company were converted by way of mandatory conversion in accordance with the Company’s articles and at the discretion of the Company, into Common Shares. Pursuant to the Company’s articles, the Company is no longer authorized to issue additional PVS and as of April 29, 2025, nil PVS are outstanding.
A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) or postponement(s) thereof.
Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on June 11, 2025, or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement(s) to the Meeting. We encourage shareholders currently planning to participate in the Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.
Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your Notice of Internet Availability of Proxy Materials or voting instruction card.

DATED as of April 29, 2025

by Order of the Board of Directors

/s/ William Morachnick
William Morachnick

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2025.
The Notice of Annual General Meeting and Proxy Statement are available online at the “Investor Relations” section of the Company’s website at https://investors.charlottesweb.com. The Annual Report on Form 10-K for the year ended December 31, 2024, is also available online at the “Investors Relations” section of our website at https://investors.charlottesweb.com.
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE 1(800) 690-6903 OR MARK, SIGN, DATE AND RETURN YOUR FORM OF PROXY BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

CHARLOTTE’S WEB HOLDINGS, INC.
TSX: CWEB
OTCQX: CWBHF
PROXY STATEMENT
FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD VIRTUALLY ON JUNE 12, 2025 AT 10:00 a.m. (MOUNTAIN TIME)
PURPOSES OF SOLICITATION
THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF CHARLOTTE’S WEB HOLDINGS, INC. (the “Company”) of proxies to be used at the 2025 annual general meeting (the “Meeting”) of the holders of Common Shares of the Company referred to in the accompanying Notice of Meeting, to be held on June 12, 2025 via live webcast beginning at 10:00 a.m. (Mountain Time) at:
http://www.virtualshareholdermeeting.com/CWEB2025
Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Charlotte’s Web” or similar terms refers to Charlotte’s Web Holdings, Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 700 Tech Court, Louisville, CO 80027.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy by following the instructions set out under the heading “May I change or revoke my vote?”.
We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, available to shareholders on April 29, 2025.
We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial registration in the United States (December 31, 2027) or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.235 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 12, 2025:
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available for viewing, printing and downloading at www.proxyvote.com, on the “Investor Relations” section of our website at https://investors.charlottesweb.com, the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca.
A copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 19, 2025, except for exhibits, will be furnished without charge to any shareholder if requested prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (included on your Proxy Instrument) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You may also make a written request to our Corporate Secretary at legal@charlottesweb.com.
All references to currency in this proxy statement are in United States dollars, unless otherwise indicated. References to “C$” refer to Canadian dollars.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
Management of the Company is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 12, 2025.
The following proxy materials are being posted online to access, rather than being mailed out: (1) proxy statement; (2) the Proxy Instrument; (3) the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (including our audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and (4) a request for financial statement form for the fiscal year ended December 31, 2025. As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy materials to shareholders.
As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement, the accompanying Proxy Instrument and the Company’s Annual Report on Form 10-K (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). Subject to below, the Intermediaries are required to forward the Documents to Non-registered Shareholders.
In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. NOBOs who have standing instructions with the Intermediary for physical copies of this proxy statement will receive by mail the Notice of Internet Availability of Proxy Materials, the Notice and the proxy statement.
Management of the Company does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information (“OBOs”). An OBO will not receive the Notice of Internet Availability of Proxy Materials unless the Intermediary assumes the cost of delivery.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
•receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge Financial Solutions, Inc. (“Broadridge”); or
•be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.
If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

e-Delivery ensures that shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?
The proxy materials include:
•our Notice of Meeting;
•our proxy statement for the Meeting (including a copy of our Annual Benefit Report for the year ended December 31, 2024);
•a Proxy Instrument or voting instruction card;
•our 2024 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and
•a request for financial statement form for the fiscal year ended December 31, 2025.
What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at legal@charlottesweb.com or by calling us at (720) 484-8930.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095
If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:
Charlotte’s Web Holdings, Inc.
Attn: Corporate Secretary
700 Tech Court
Louisville, CO 80027
legal@charlottesweb.com
Who pays the cost of soliciting proxies for the Meeting?
The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the

Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.
The Company will not reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•The setting of the number of directors at six;
•The election of directors for the forthcoming year from the nominees proposed by the Board;
•The appointment of PKF O’Connor Davies LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and
•The transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
What are my voting choices?
You may vote “FOR” or “AGAINST” the setting of the number of directors at six; “FOR” or “WITHHOLD” the election of nominees for election as directors; and “FOR” or “WITHHOLD” the appointment of PKF O’Connor Davies LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares “FOR” the setting of the number of directors at six, “FOR” each of its nominees for election to the Board, and “FOR” the appointment of PKF O’Connor Davies LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
What vote is required to approve each item?
To conduct business at the Meeting, the quorum of shareholders is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 25% of the issued shares entitled to be voted at the Meeting.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
Setting the number of directors at six	Majority of the votes cast on the proposal

The election of directors	Majority of the votes cast on the proposal*

Appointment and remuneration of auditors	Majority of the votes cast on the proposal
________________
*The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, if a nominee for election as director receives “for” votes fewer than a majority of the votes (50% + 1 vote) cast with respect to his or her election by shareholders, he or she must immediately tender his or her resignation to the Board following the meeting of shareholders at which the election is held. Upon receiving such resignation, the Corporate Governance and Nominating Committee (the “CG&N Committee”) will consider it and make a recommendation to the Board on whether or not to accept the resignation. The Board shall accept the resignation unless it determines that the applicable director shall continue and announce its decision in a press release promptly within 90 days following the meeting of shareholders. If the Board determines not to accept a resignation, the press release must fully state the reasons for that decision. The resignation will be effective when accepted by the Board. The director who tendered his or her resignation is not permitted to be a part of any deliberations of the CG&N Committee or of the Board pertaining to the resignation offer. The policy only applies in circumstances involving an uncontested election of directors.
What happens if additional items are presented at the Meeting?
As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 – Continuous Disclosure Obligations that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the “Investor Relations” section of our website at https://investors.charlottesweb.com.
How You Can Vote
What shares can I vote?
You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. As of the Record Date, there were (i) 122 shareholders of record holding 158,617,767 outstanding Common Shares; and (ii) nil shareholders of record holding nil outstanding PVS.
SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling 1-800-690-6903.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record (Registered Shareholder)
If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. Shareholders of record will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Beneficial Owner (Non-registered Shareholder)
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.
How can I vote at the Meeting?
The Meeting will be held entirely online to allow for greater participation. Shareholders may attend and participate in the Meeting by visiting the following website: http://www.virtualshareholdermeeting.com/CWEB2025. To attend and participate in the Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your form of proxy or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.
Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance of the Meeting, as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?
Whether you hold your Common Shares as a shareholder of record or as a beneficial owner, you may direct how your Common Shares as are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
If you are a registered shareholder, you may vote by submitting a proxy. You may vote over the internet at www.proxyvote.com, by phone at 1-800-690-6903 or by mail by signing, dating and returning the Proxy Instrument to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.
How do I attend the virtual Meeting?
This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 15, 2025 (the “Record Date”), or if you hold a valid proxy to vote at the Meeting.
Registered shareholders and duly appointed proxy holders will be able to attend the Meeting online by visiting http://www.virtualshareholdermeeting.com/CWEB2025. Registered shareholders and duly appointed proxy holders will also be able to vote shares electronically at the Meeting. To participate and vote, you will need your 16-digit control number included in your proxy materials, on your form of proxy, or on the instructions that accompanied your proxy materials.
The Meeting will begin promptly at 10:00 a.m., Mountain Time, on June 12, 2025. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Mountain Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.
We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.
What will I need to attend the virtual Meeting?
If you were a shareholder of record as of the close of business on April 15, 2025, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting, by visiting http://www.virtualshareholdermeeting.com/CWEB2025 and using your 16-digit control number to enter the Meeting.
If you are not a shareholder of record but hold shares as a beneficial owner in street name (i.e. a non-registered Shareholder), you may join the meeting by obtaining a proxy from the owner of record, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.
If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.
Will I be able to attend the Meeting without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting or otherwise participate in the Meeting without your 16-digit control number.
Why a virtual annual meeting?
We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting.
With your 16-digit control number, you will be able to attend the Meeting online and vote your shares electronically at the Meeting, by visiting http://www.virtualshareholdermeeting.com/CWEB2025. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, registered shareholders or duly appointed proxyholders will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (http://www.virtualshareholdermeeting.com/CWEB2025).
How do I submit questions or comments for the Meeting?
Registered shareholders and duly appointed proxy holders who wish to submit questions or comments may do so during the live webcast of the Meeting at http://www.virtualshareholdermeeting.com/CWEB2025. Instructions will be available on the virtual Meeting site and technical assistance will be available.
How will my shares be voted?
Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT SIX, FOR THE ELECTION OF DIRECTORS, AND FOR THE APPOINTMENT OF PKF O’CONNOR DAVIES LLP (“PKFOD”), AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a shareholder of record be voted if I do not timely return my form of proxy?
Shares that you own as a shareholder of record will be voted as you instruct on your form of proxy. If you sign and return your form of proxy without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”
If you do not timely return your form of proxy, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on June 11, 2025, or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting or must be deposited at the

Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy pursuant to this solicitation may revoke it:
•at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the shareholder or by his, her or its attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Broadridge by mail to Attention: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or
•by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.
Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders must be received by our Corporate Secretary no later than the close of business (Mountain time) on December 31, 2025, and must be submitted to our Corporate Secretary at Charlotte’s Web Holdings, Inc., 700 Tech Court, Louisville, CO, 80027. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting.
The BCBCA sets out the requirements for a valid proposal to be presented at next year’s annual general meeting. Rule 14a-8 also has requirements for inclusion in the Company’s proxy materials and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder wishes to be considered at next year’s annual general meeting outside of Rule 14a-8 must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 12, 2026). Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the universal proxy rules under the Exchange Act by providing notice that sets forth the information required by Rule 14a-19 under the Exchange Act (in addition to complying with and providing the information required by the BCBCA and the Company’s articles and Advance Notice Policy to the extent applicable) no later than April 13, 2026.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.
How may I nominate director candidates for consideration at a meeting?
Shareholders who wish to submit director nominees for consideration at next year’s annual meeting must give written notice of their intention to do so in accordance with the deadlines under the universal proxy rules under Rule 14a-19 of the Exchange Act described above and the requirements described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Charlotte’s Web?”) and must be updated and supplemented as provided in the articles.
The Company’s articles include advance notice provisions for the nomination for election of directors (the “Advance Notice Policy”). See “Advance Notice Policy” under “Proposals 1 and 2 - Election of Directors” in this proxy statement. The following summary is qualified in its entirety by the full text of the Company’s articles.
Subject to compliance with the universal proxy rules under Rule 14a-19 under the Exchange Act, the Company’s articles, including the Advanced Notice Policy, provides that written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date. If notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)) is used for delivery of proxy related materials in respect of the meeting, and the notice date in respect of the meeting is not fewer than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the universal proxy rules under the Exchange Act by providing notice that sets forth the information required by Rule 14a-19 under the Exchange Act (in addition to complying with and providing the information required by the BCBA and the Company’s articles and Advance Notice Policy) no later than April 13, 2026.
As of April 29, 2025, the Company had not received any nominations via the Advance Notice Policy and universal proxy rules.
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
Subject to compliance with the Company’s articles, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Charlotte’s Web?”
Description of the Company’s Voting Securities
The Company is authorized to issue an unlimited number of Common Shares. On November 3, 2021, all outstanding PVS of the Company were converted by way of mandatory conversion in accordance with the Company’s articles and at the discretion of the Company, into Common Shares. Pursuant to the Company’s articles, the Company is no longer authorized to issue additional PVS and as of April 29, 2025, nil PVS are outstanding. On April 15, 2025, there were 122 shareholders of record holding 158,617,767 outstanding Common Shares, and no other shares outstanding.
Voting Rights
The Common Shares carry one vote per share for all matters coming before shareholders at the Meeting.
The holders of Common Shares are entitled to receive notice of any meeting of shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.
To the knowledge of the Company' directors or executive officers, as at the Record Date, no person or company owns of record, or owns beneficially, or controls or directs, directly or indirectly, ten percent (10%) or more of the voting rights attached to the voting shares. On June 16, 2023, Joel Stanley, Jesse Stanley, and Lynn Kehler filed a Schedule 13D with the Securities and Exchange Commission establishing a voting group representing approximately 8.2% of the Company’s outstanding voting shares.
Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act, National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.
This proxy statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which includes the audited annual consolidated financial statements of the Company for the year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon, and the related management’s discussion and analysis), and the form of proxy are available on the “Investor Relations” section of our website at https://investors.charlottesweb.com, on SEDAR+ at www.sedarplus.ca and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “notice-and-access” rules. Stratification occurs when an issuer using notice-and-access sends a paper copy of the proxy statement to some shareholders with a notice package.
Shareholders are reminded to review this proxy statement before voting. Shareholders will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Shareholders with questions about notice-and-access can call the Company at (720) 484-8930 or email legal@charlottesweb.com.
Interest of Certain Persons or Companies in Matters to be acted upon
Except as described elsewhere in this proxy statement, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company, (b) any proposed nominee for election as a director of the Company, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.
On November 14, 2022, the Company entered into an investor rights agreement between the Company and BT DE Investments Inc. (the “Investor Rights Agreement”) in connection with the issuance of an approximately $56.8 million (C$75.3 million) convertible debenture (the “debenture”) convertible into 19.9% ownership of the Company’s Common Shares at a conversion price of C$2.00 per Common Share of the Company on the Toronto Stock Exchange (TSX) on the terms of a subscription agreement between the Company and BT DE Investments Inc. Under the terms of the Investor Rights Agreement, the Company’s director, Mr. Jonathan Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. The Investor Rights Agreement provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10%, subject to certain exceptions in the investor rights agreement.
On June 16, 2023, Joel Stanley, Jesse Stanley, and Lynn Kehler filed a Schedule 13D with the Securities and Exchange Commission establishing a voting group of over five percent ownership.
Obtaining Additional Information
How may I obtain financial and other information about Charlotte’s Web?
Our audited annual consolidated financial statements for the year ended December 31, 2024, are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 19, 2025, and concurrently filed the Annual Report on Form 10-K on SEDAR+ at www.sedarplus.ca. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investor Relations” section of our website at https://investors.charlottesweb.com, on the SEC’s website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.

By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.
What if I have questions for the Company’s transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Odyssey Trust Company
350 - 409 Granville Street
Vancouver, BC V6C 1T2
How do I obtain additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or the proxy materials, please contact us at:
Charlotte’s Web Holdings, Inc.
Attn: Corporate Secretary
700 Tech Court
Louisville, CO 80027
legal@charlottesweb.com

OVERVIEW OF PROPOSALS TO BE VOTED ON
Proposals 1, 2, and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at six and the election of the nominees in Proposals 1 and 2, and “FOR” the appointment and remuneration of auditors in Proposal 3.
PROPOSALS 1 AND 2 - ELECTION OF DIRECTORS
There are currently six directors of the Company. At the Meeting, it is proposed to fix the number of directors at six and that six directors are to be elected at the Meeting.
Management proposes to nominate at the Meeting each of Jonathan Atwood, Maureen Usifer, Matthew E. McCarthy, Angela McElwee, William Morachnick, and Jared Stanley, each to serve as a director of the Company until the next annual meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Company or the BCBCA. Each director's current term of office expires at the Meeting. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.
The following table and the notes thereto set out the name and age of each director and (as of April 29, 2025) their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name	Age	Position(s)	Location of Residence	Director Since
Jonathan Atwood(4)	61	Director	London, United Kingdom	March 14, 2023
Angela McElwee(1)(2)(3)	48	Chairperson, Director	Austin, Texas, USA	October 11, 2023
William Morachnick	61	Chief Executive Officer, Director	Las Vegas, Nevada, USA	September 13, 2023
Matthew E. McCarthy(1)(2)(3)	56	Director	Carmel, New York, USA	February 6, 2024
Jared Stanley	38	Director	Denver, Colorado, USA	June 13, 2024
Maureen Usifer(1)(2)(3)	65	Director	Hilton Head, South Carolina, USA	June 13, 2024
________________
Notes:
(1)Compensation Committee member. The chair is Matthew McCarthy.
(2)Audit Committee member. The chair is Maureen Usifer.
(3)Corporate Governance and Nominating Committee Member. The chair is Angela McElwee.
(4)Mr. Atwood is the designee of BT DE Investments, Inc. pursuant to the terms of the Investor Rights Agreement. See "Interests of Certain Persons or Companies in Matters to be acted upon" above.
Biographical Information
The biographies of the proposed nominees for the Board are set out below. See also “Security Ownership of Certain Beneficial Owners and Management” for the security holdings of current directors and executive officers.
Jonathan Atwood, Director
Mr. Atwood joined the Board on March 14, 2023. Since November 2022, Mr. Atwood has been the Global Head of Business Communications of BAT, a multinational tobacco company. Prior to his appointment with BAT, Mr. Atwood served as VP, Business Communications & Sustainability of Reynolds American, Inc. from August 2021 through November 2022. From January 2020 through August 2021, Mr. Atwood acted as an independent consultant advising companies on sustainability frameworks and projects. Prior to consulting, Mr. Atwood was at Unilever North America, Inc. where he served in roles of Vice President & Head of Communications, Global Supply Chain from September 2018 through November 2019 and Vice President, Sustainable Living and Corporate Communications, from July 2012 through September 2018. Mr. Atwood served on the Advisory Counsel for Sustainable Brands from 2015 through 2018, and as a member of the Board of The Sustainability Consortium from 2014 through 2018. Mr. Atwood recently served as the Secretary for the Domestic Violence Crisis Center in Connecticut until January 2023. Mr. Atwood holds a Bachelor of Arts degree in Government and Legal Studies from Bowdoin College in Brunswick, ME. Mr. Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. The Investor Rights Agreement, which was entered into in connection with the Company’s issuance of the debenture to BT DE Investments, Inc. The Investor Rights Agreement provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the

Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement, a 30-day period.
Matthew E. McCarthy, Director
Mr. McCarthy joined the Board on February 6, 2024. Mr. McCarthy is the Chair of the Compensation Committee and a member of the Audit Committee and the Corporate Governance and Nominating Committee. Mr. McCarthy currently serves as Chief Executive Officer of Critical Mass Jams, LLC, an entity he founded in May 2023. Mr. McCarthy previously served as the CEO of Ben & Jerry’s from July 2018 through April 2023, where he led the company through its most significant period of growth to take the #1 market share position in the U.S. ice cream market and operating in over 30 international markets. He was also a member of Ben & Jerry’s Board of Directors. During his 26-year tenure at Unilever, Mr. McCarthy held several executive leadership positions including Vice President and General Manager Foods North America, and Senior Director and General Manager US Deodorants and Men’s Grooming, among others. Mr. McCarthy holds a Master of Business Administration in Marketing from Hofstra University and a Bachelor of Arts in Political Science from the University of Massachusetts.
Angela McElwee, Chairperson and Director
Ms. McElwee joined the Board on October 11, 2023, and was appointed the Chair of the Board on June 13, 2024. Ms. McElwee is the Chair of the Corporate Governance and Nominating Committee and a member of the Compensation Committee and the Audit Committee. Ms. McElwee has worked within the natural products industry for nearly 30 years and has held leadership positions with wellness-centric consumer packaged goods organizations for the last 20 years. From April 2008 to January 2021, she was an executive at Gaia Herbs, Inc. (“Gaia”), including serving on the Board of Directors from 2013-2021. From 2016-2021 she served as President and Chief Executive Officer of Gaia. Prior to her tenure at Gaia, she led the US sales organization at Nature’s Way Products, LLC. In April 2025, Ms. McElwee was named the Executive Chair for the Board of Directors of The Absorption Company. She previously served on the Board of Directors of Cyanotech Inc., a Nasdaq listed company, where she served on the Audit Committee. Other board roles include Seven Sundays, Cerebelly and Nuts for Cheese Inc., as well as the non-profit Naturally Network. She received a B.S. in Biology from Miami University.
William Morachnick, Chief Executive Officer and Director
Mr. Morachnick joined the Board and became CEO of the Company on September 13, 2023. Mr. Morchnick began his career at Eastman Kodak Company where he rose to the position of Director of Consumer Products, Asia-Pacific. Following Eastman Kodak Company, Mr. Morachnick was the founder and President of Tsunami International, Inc., where he helped US companies develop and manage growth strategies in the US and overseas markets. In 2006, he helped create Santa Fe Reynolds Tobacco International, the entity responsible for managing the Natural American Spirit brand of products outside of the United States and in 2009 he took over as CEO of the company and led its rapid growth over 20 countries. In 2016, the company that started with 4 employees in a small office in Zurich, Switzerland was acquired by Japan Tobacco Company in an unsolicited offer for $5 billion in cash. Since then, Mr. Morachnick has served as an advisor, investor, and board member for a wide range of businesses throughout the world as well as an adjunct professor for global business strategy. Mr. Morachnick is currently the co-owner of Euroflex USA, founded in 2022, as well as serving on the Board of Directors of multiple operating companies owned by Omega Life Sciences, based in Tel Aviv. Mr. Morachnick received his B.A from the University of Maryland and his MBA from the Thunderbird School of Global Management.
Jared Stanley, Chief Commercial Officer and Director
Mr. Stanley joined the Board on June 13, 2024. Mr. Stanley currently serves as the Chief Executive Officer of DeFloria, Inc., a position he has held since June 2024. Mr. Stanley is a co-Founder of Charlotte’s Web and served multiple executive roles for the Company since its inception in 2013. Mr. Stanley served as the Chief Commercial Officer (“CCO”) from September 2023 through June 2024, overseeing Cultivation & Breeding, Research & Development, Sales, New Product Development, Science and legislative activities at the state and federal level for consumer access and industry advocacy. Prior to assuming the position of CCO, Mr. Stanley served as Chief Operating Officer from May 2022 through September 2023, Chief Cultivation and Innovation Officer from December 2021 through May 2022, and Chief Cultivation Officer from March 2019 through December 2021. Mr. Stanley has more than 15 years’ experience in the cannabis and hemp industry and has built the Company’s cultivation divisions from the ground up, creating first-of-its-kind scalable and consistent hemp raw material supply systems across three States and Canada. As a Co-Founder and the Company’s CCO, Mr. Stanley has been featured in global press, media and public events speaking to the Company’s mission-driven story, market-leading products, and proprietary technologies. Mr. Stanley previously served on the Board of Directors of the Company from January 2018 through March 2021. He also served on the Board of Directors of AJNA Holdings PBC from April 2021 through May 2022. Mr. Stanley graduated from Colorado State University with a degree in Applied Human Sciences.
Maureen Usifer, Director
Ms. Usifer joined the Board on June 13, 2024. Ms. Usifer is the Chair of the Audit Committee and a member of the Compensation Committee and the Corporate Governance and Nominating Committee. Ms. Usifer has worked within the consumer products industry for over 30 years and held leadership positions for over 20 years. Ms. Usifer was a member of the Green Mountain Care board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from May 2017 to September 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight, a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO, and controller during her tenure at Church & Dwight. She currently serves on the Board of Directors of BlackRock TCP Capital Corp., a Nasdaq listed company where she chairs the audit committee and is a member of the governance committee and Liberty All-Star Funds a NYSE listed company where she also chairs the audit committee and is a member of the governance committee. She previously served on the Board of Directors of BlackRock Capital Investment Corporation. Other private board roles include BlackRock Private Credit Fund, BlackRock Direct Lending Corp. and PC Construction. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR (i) setting the number of directors at six and (ii) the election of each of the aforementioned named director nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.
Majority Voting for Election of Directors
The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). The number of Common Shares voted “For” a director by the holders of Common Shares entitled to vote on the election of directors and represented in person or by proxy at the Meeting must exceed the number of such shares voted “Against” the director. Abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal. Pursuant to the Majority Voting Policy, if a nominee for election as director receives “for” votes fewer than a majority of the votes (50% + 1 vote) cast with respect to his or her election by shareholders, he or she must immediately tender his or her resignation to the Board following the meeting of shareholders at which the election is held. Upon receiving such resignation, the CG&N Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation. The Board shall accept the resignation unless it determines that the applicable director shall continue and announce its decision in a press release promptly within 90 days following the meeting of shareholders. If the Board determines not to accept a resignation, the press release must fully state the reasons for that decision. The resignation will be effective when accepted by the Board. The director who tendered his or her resignation is not permitted to be a part of any deliberations of the CG&N Committee or of the Board pertaining to the resignation offer. The policy only applies in circumstances involving an uncontested election of directors.
Replacement or Removal of Directors
To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the resignation or removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy
In addition to the universal proxy requirements of Rule 14a-19 of the Exchange Act described elsewhere herein and the BCBCA, our articles include advance notice provisions for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.
To be timely under the Advance Notice Policy, a Nominating Shareholder’s notice must be given, (i) in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; (ii) in the case of any other general meeting of shareholders called for the purpose of electing directors (whether or not also called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the general meeting of shareholders was made; and (iii) if notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of the meeting, and the notice date in respect of the meeting is not fewer than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.
Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions
To the Company’s knowledge, no proposed director is, as at April 29, 2025, or has been within the 10 years before April 29, 2025, a director or executive officer of any company (including Charlotte’s Web), that:
(a)was subject to: (i) a cease trade order, (ii) an order similar to a cease trade order, or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an “Order”), that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
No proposed director is, as at April 29, 2025, or has been within 10 years before April 29, 2025, a director or executive officer of any company (including Charlotte’s Web) that, while the proposed director was acting in that capacity, or within a year of the proposed director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
No proposed director has, within 10 years before April 29, 2025, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such proposed director.
To the Company’s knowledge, no proposed director has, as at April 29, 2025, been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

Certain Relationships and Related Transactions
Related Party Transactions
A related party transaction includes any transaction or proposed transaction in which:
◦the Company is or will be a participant;
◦the aggregate amount involved exceeds $120,000 in any fiscal year; and
◦any related party has or will have a direct or indirect material interest.
Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of the Company’s voting securities or an immediate family member of any such persons.
The Audit Committee is charged with oversight over related party transactions entered into by the Company.
Company Transactions with Related Parties
In addition to the compensation arrangements discussed under “Executive Compensation” below, since January 1, 2024, with the approval of the Board of Directors, the Company has entered into the following Related Party Transactions:
Effective November 13, 2020, the Company entered into a secured promissory note with Jesse Stanley and Master and A Hound Irrevocable Trust, as borrowers, where $1,000,000 was loaned to Jesse Stanley, one of the Company’s founders. The promissory note matured on November 13, 2021, and carries an interest rate equivalent to the Prime Rate (as defined in the promissory note) calculated and accruing monthly in arrears on the last day of each month commencing on November 30, 2020. Interest under the note accrues both before and after demand, default and judgment and until payment. Interest on any overdue amounts payable under the note bears interest at a rate equivalent to the Prime Rate plus 2%. On March 22, 2022, the Company, Jesse Stanley and Master and A Hound Irrevocable Trust entered into a waiver and first amendment to the secured promissory note, which provided for a waiver of existing defaults, an amendment to the maturity date of the promissory note to November 13, 2023 and the addition of additional security. According to the terms of the waiver and first amendment to the secured promissory note, no additional interest will accrue through the payment date. On December 28, 2023, the Company, Jesse Stanley and Master and A Hound Irrevocable Trust entered into a second amendment to the secured promissory note, which provided for an amendment to the maturity date of the promissory note to November 13, 2024. Effective November 13, 2024, the Company, Jesse Stanley and Master and A Hound Irrevocable Trust entered into a third amendment to the secured promissory note, which provided for an amendment to the maturity date of the promissory note to November 13, 2029. As of April 29, 2025, this promissory note remains outstanding. As of December 31, 2022, the Company established a reserve for the full amount of the note, including all accrued interest of $1,037,000, due to a decline in collateral and risk associated with collectability. The foregoing description is qualified in its entirety by reference to the promissory note included as Exhibit 10.30 and the waiver and first amendment to the secured promissory note included as Exhibit 10.36 to our Annual Report on Form 10-K.
On March 2, 2021, the Company entered into the option purchase agreement (the “SBH Purchase Option”) with Stanley Brothers USA Holdings, Inc. (“Stanley Brothers USA”), a Delaware corporation whose majority shareholders are certain founders of the Company or entities controlled by such founders or their affiliates. The SBH Purchase Option was purchased for total consideration of $8,000,000 and has a five-year term (extendable for an additional two years upon payment of additional consideration). The agreement provides Charlotte’s Web the option to acquire all or substantially all of Stanley Brothers USA on the earlier of February 26, 2024, and federal legalization of Cannabis in the United States, or such earlier time as Stanley Brothers USA and Charlotte’s Web may agree, at a purchase price to be determined at the time of exercise of the SBH Purchase Option. CW is not obligated to exercise the SBH Purchase Option. As consideration for entering into the agreement and payment of the $8,000,000 consideration, Stanley Brothers USA issued a warrant to the Company for the purchase of 10% of the outstanding shares of Stanley Brothers USA on a partially diluted basis, including convertible securities that are considered in-the-money, subject to certain conditions and exclusions, at an exercise price of $0.001 per share. This warrant can only be exercised should the Company choose to forgo its right to exercise the SBH Purchase Option, and if executed would amount to a nominal exercise price for the Company. The foregoing description is qualified in its entirety by reference to the SBH Purchase Option included as Exhibit 10.5 to our Annual Report on Form 10-K.
Effective January 5, 2023, the Company entered into a Brand License and Option Agreement with JMS Brands LLC, an entity owned by Jesse Stanley, one of the Company’s founders. Pursuant to the Brand License and Option Agreement, the Company licensed certain intellectual property from JMS Brands LLC for an annual license fee of $500,000. Pursuant to the Brand License and Option Agreement, the Company had the option to purchase the licensed intellectual property from JMS Brands LLC for two million dollars ($2,000,000). On January 5, 2024, the Brand License and Option Agreement expired.
On April 6, 2023, the Company announced the formation of an entity, DeFloria, Inc. (“DeFloria”), with AJNA BioSciences PBC (“AJNA”), and a subsidiary of British American Tobacco PLC (LSE: BATS and NYSE: BTI) (“BAT”). BAT holds (a) a 20% equity interest in the joint venture in the form of 2,000,000 preferred units (or 100% preferred units) following its US$10 million investment and has the right to participate in future equity issuances to maintain its pro rata equity position and (b) a $5 million secured convertible indenture that can be converted upon an additional qualified financing or upon maturity of such indenture. The Company and AJNA each hold 4,000,000 of the joint venture’s voting common units or 50%, respectively, of DeFloria’s voting common units. AJNA also holds a $2 million secured convertible indenture that can be converted upon an additional qualified financing or upon maturity of such indenture. BT DE Investments, Inc., a wholly-owned subsidiary of BAT, holds approximately $56.8 million (Canadian Dollar C$75.3 million) in convertible debenture convertible into 19.9% ownership of the Company’s Common Shares at a conversion price of C$2.00 per Common Share of the Company. AJNA, a botanical drug development company focused on mental health and neurological disorders, is partially owned and was co-founded by Joel Stanley, AJNA’s president and the former CEO and Chairman of the board of Company, together with certain other founding members of the Company. Jared Stanley is the Chief Executive Officer of DeFloria. Effective February 12, 2024, the Company and DeFloria entered into a Master Services Agreement (“Services Agreement”) pursuant to which the Company is compensated for the provision of certain services to DeFloria. The services include assistance with Standard Operating Procedures (SOPs), product testing, stability testing, lab liaison, sampling of product, sample submission, data review, Out of Specification (OOS) evaluation, BMCS, document creation, documentation transition project, BR review, spec/RF creation, clinical trials advisory, OOS and risk mitigation testing.
On June 21, 2024, the Company entered into a consulting agreement with Jared Stanley. In consideration for Mr. Stanley’s services, he receives a bi-weekly fee of $6,000.
As discussed under “Executive Compensation – Employment Agreements,” William Morachnick is party to an employment agreement with the Company.
Director Independence
The Company is not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent.” The independence of the Company’s directors has been determined under the corporate governance rules of the Nasdaq Stock Market (“Nasdaq”) and applicable Canadian securities laws. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by the Company and will not be engaged in various types of business dealings with the Company. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the Board of Directors that three of the Company’s current six directors are independent persons under the independence rules of Nasdaq: Matthew E. McCarthy, Angela McElwee, and Maureen Usifer.
In accordance with National Instrument 52-110 - Audit Committees, or NI 52-110, each of Matthew E. McCarthy, Angela McElwee, and Maureen Usifer are considered to be independent. Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment.
The Company’s director, Mr. Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. and, therefore, is not considered to be independent under the NI 52-110 or the rules and regulations of the SEC. The Investor Rights Agreement, which was entered into in connection with the Company’s issuance of the debenture to BT DE Investments, Inc., provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement, a 30-day period. William Morachnick is not independent, given that he is the Company’s Chief Executive Officer. Jared Stanley is also not considered independent under the NI 52-110 or the rules and regulations of the SEC.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter is not entitled to vote on any directors’ resolution to approve the contract or transaction. In accordance with the BCBCA, a director or officer has a disclosable interest in a material contract or transaction if, among other factors, the director or officer has a material interest in the contract or transaction or the director or officer is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction.
Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT SIX AND “FOR” THE ELECTION OF THE NOMINEES IN PROPOSALS 1 AND 2.

PROPOSAL 3 - APPOINTMENT AND REMUNERATION OF AUDITORS
The members of the Audit Committee and our Board believe the continued retention of PKF O’Connor Davies LLP (“PKFOD”) as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of PKFOD are expected to attend the Meeting.
Principal Independent Accountant Fees and Services
PKFOD has served as our independent registered public accounting firm since August 21, 2024. The engagement of PKFOD was approved by the Audit Committee. Prior to PKFOD’s appointment, Ernst & Young served as the Company’s independent registered public accounting firm. In accordance with Part 4.11 of NI 51-102, a copy of all materials required by U.S. laws relating to the change of auditor, and which were filed with or furnished to the SEC and on SEDAR+, are attached hereto as Exhibit IV. PKFOD completed an audit of the Company’s financial statements for the year ended December 31, 2024. A representative of PKFOD will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Aggregate fees billed by our independent auditors, Ernst & Young LLP and PKFOD, for the years ended December 31, 2024 and December 31, 2023 are detailed in the table below.

	2023 (USD$ millions)	2024 (USD$ millions)
Audit Fees	0.88	0.67
Audit Related Fees	0.10	0.06
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total Fees Paid*	0.98	0.73
*Of the Total Fees Paid in 2024, $0.26 was payable to Ernst & Young LLP, the Company’s former independent     external auditor.
Audit fees. Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports.
Audit fees also consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. Finally, audit fees include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.
Audit-related fees. Audit-related fees consist of fees and related expenses billed for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant more specifically, these services would include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, and internal control reviews.
Tax fees. Tax fees consists of fees for services related to tax compliance and tax due diligence.
Pre-approval Policies and Procedures
All audit, tax and other services provided to us were reviewed and pre-approved by the audit committee or a member of the audit committee designated by the full committee to pre-approve such services. The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. The Audit Committee must pre-approve any non-audit services to the Company and the fees for those services.
Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of PKFOD’s independence in the conduct of their auditing functions.

Audit Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Charlotte’s Web Holdings, Inc. under the Securities Act of 1933, as amended, or the Exchange Act.
The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024, with management. The Audit Committee has also discussed with PKFOD, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with PKFOD its independence and received from PKFOD the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with PKFOD, with and without management present, the scope and results of PKFOD’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Audit Committee of the Board
Maureen Usifer (Chair)
Angela McElwee
Matthew E. McCarthy
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF OUR AUDITORS IN PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the expected beneficial ownership of the Company’s Common Shares as of April 15, 2025 for (i) each member of the Board of Directors, (ii) each named executive officer (as defined below) for the year ended December 31, 2024, (iii) each person known to the Company to be the beneficial owner of more than 5% of the Company’s securities, and (iv) the members of the Board and the executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Jonathan Atwood	—	(2)	—
William Morachnick	1,896,141		1.2%
Matthew E. McCarthy	—		—
Angela McElwee	—		—
Jared Stanley	481,764	(3)	*
Maureen Usifer	—		—
Stephen Rogers	271,735	(4)	*
Raymond Kunkel	361,638	(5)	*
All directors and executive officers as a group (8 people)	3,011,278	(6)	1.9%
>5% Shareholders:
BT DE Investments Inc.	31,564,936	(7)	19.9%
Shareholder Group consisting of Joel Stanley, Jesse Stanley and Lynn Kehler(8)	11,649,004		7.3%
________________
*Represents less than 1%.
Notes:
(1)For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of April 15, 2024 (“presently exercisable”). Except as otherwise indicated, each director or executive officer has sole voting and investment power with respect to the shares shown, and none of such shares are pledged. Unless otherwise indicated, the address of each of the named individuals is c/o Charlotte’s Web Holdings, Inc., 700 Tech Court, Louisville, Colorado 80027.
(2)Mr. Atwood was appointed as a director effective as of March 14, 2023 as the designee to the board of directors by BT DE Investments Inc. pursuant to the terms of the Investor Rights Agreement, which was entered into in connection with the issuance of an approximately $56.8 million (“Canadian Dollar” C$75.3 million) convertible debenture (the “debenture”) convertible into 19.9% ownership of the Company’s Common Shares at a conversion price of C$2.00 per Common Share of the Company on the Toronto Stock Exchange (TSX) on the terms of a subscription agreement between the Company and BT DE Investments Inc. Mr. Atwood’s address is Globe House, 4 Temple Place, London, England WCR2 2PG.
(3)Includes 303,992 Common Shares underlying options presently exercisable.
(4)Includes 156,113 Common Shares underlying options presently exercisable.
(5)Includes 99,156 Common Shares underlying options presently exercisable.
(6)Includes 559,261 Common Shares underlying options presently exercisable.
(7)Based solely on the Statement on Schedule 13D filed by BT DE Investments Inc. with the U.S. Securities and Exchange Commission on November 23, 2022. BT DE Investments Inc. is a wholly owned subsidiary of BATUS Holdings Inc., which is a wholly owned subsidiary of Louisville Securities Limited, which is a wholly owned subsidiary of British-American Tobacco (Holdings) Limited, which is a wholly owned subsidiary of B.A.T. Industries p.l.c., which is a wholly owned subsidiary of Weston (2009) Limited, which is a wholly owned subsidiary of British American Tobacco (2009) Limited, which is a wholly owned subsidiary of British American Tobacco (2012) Limited, which is a wholly owned subsidiary of British American Tobacco (1998) Limited, which is a wholly owned subsidiary of British American Tobacco p.l.c. The shares represent the Common Shares issuable upon conversion of an approximately $56.8 million (C$75.3 million) debenture, which comprise approximately 19.9% of the outstanding Common Shares assuming full conversion of the debenture. In connection with the issuance of the debenture on the terms of a subscription agreement between the Company and BT DE Investments Inc., the Company and BT DE Investments Inc. entered into the Investor Rights Agreement. Under the terms of the Investor Rights Agreement, the Company’s director, Mr. Jonathan Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. The Investor Rights Agreement provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement, a 30-day period. The conversion of the debenture in whole in accordance with its terms could result in a change of control of the Company.
(8)Based solely on the Statement on Schedule 13D (the “Schedule 13D”) filed by Joel Stanley, Jesse Stanley and Lynn Kehler with the U.S. Securities and Exchange Commission on June 16, 2023. According to the Schedule 13D, the address of Joel Stanley is 8022 Southpark Cir. Suite 500, Littleton, CO 80120, the address of Jesse Stanley is 2545 West 8th Avenue, Denver, CO 80203, and the address of Lynn Kehler is 3748 Camelrock View, Colorado Springs, CO 80904.

CORPORATE GOVERNANCE
Board of Directors
The Board currently consists of six (6) directors. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The Board may establish one or more committees of the board of directors, however designated, and delegate to any such committee the power of the board of directors, to the fullest extent permitted by law.
The Company is not currently subject to listing requirements of any United States national securities exchange that has requirements that a majority of the board of directors be “independent.” The independence of the Company’s directors has been determined under the corporate governance rules of Nasdaq and applicable Canadian securities laws. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by the Company and will not be engaged in various types of business dealings with the Company. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the Board of Directors that three of the Company’s current directors are independent persons under the independence rules of Nasdaq: Matthew E. McCarthy, Angela McElwee, and Maureen Usifer. William Morachnick is not independent, given that he is the Company’s Chief Executive Officer. Mr. Atwood is not considered independent due to his relationship with BAT. Jared Stanley is also not considered independent under the rules and regulations of the SEC.
In accordance with NI 52-110, each of Matthew McCarthy, Angela McElwee, and Maureen Usifer are considered to be independent. Under NI 52-110, William Morachnick, as our Chief Executive Officer, is not independent and Jared Stanley and Jonathan Atwood are not considered independent. As a result, if the management proposed director nominees are elected at the Meeting, half of the directors will be considered to be independent under applicable securities laws. Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment.
The board of directors holds regularly scheduled meetings and at such meetings our directors may meet in executive session, including, when deemed necessary, with only independent directors present. When deemed necessary, the Board and committees of the Board will retain independent financial, legal, and other experts or advisors.
The Board held a total of twelve (12) meetings and took action three (3) times by unanimous consent during the year ended December 31, 2024. During 2024, each of the proposed director nominees attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director), except for Ms. McElwee and Mr. McCarthy who each were absent from one meeting. Board members are not required, but are expected to make every effort, to attend the Annual Meeting of shareholders. All of our current directors attended the 2024 annual general and special meeting of shareholders.
The Board has adopted a written board mandate. A copy of the board mandate is included as Exhibit I to this proxy statement and is available on our corporate website at: https://investors.charlottesweb.com. The Board has developed a written position description for the Chair of the Board and for the Chair of each of the Audit Committee, the Corporate Governance and Nominating Committee (the “CG&N Committee”), and the Compensation Committee. The Board, with the input of the Chief Executive Officer of the Company, has developed a written position description for the Chief Executive Officer.
Orientation and Continuing Education
While the Company does not currently have a formal orientation and education program for new recruits to the Board, the Company has historically provided such orientation and education on an informal basis. As new directors have joined the Board, management has provided these individuals with corporate policies, historical information about the Company, as well as information on the Company’s performance and its strategic plan with an outline of the general duties and responsibilities entailed in carrying out their duties. The Board believes that these procedures have proved to be a practical and effective approach in light of the Company’s particular circumstances, including the size of the Company, and the experience and expertise of the members of the Board.
No formal continuing education program currently exists for the directors of the Company, however, the Company provides internal and external training resources for the directors. The Company encourages directors to attend, enroll or participate in courses and/or seminars dealing with financial literacy, corporate governance and related matters and has agreed to pay the cost of such courses and seminars. Each director of the Company has the responsibility for ensuring that he or she maintains the skill and knowledge necessary to meet his or her obligations as a director.

Director Term Limits
The Company has not adopted term limits for the directors on its Board. The Board is concerned that imposing arbitrary and inflexible director term limits may result in the Company losing valued directors at a time when the Company most needs their skills, qualities and contributions, as well as their knowledge of the history and culture of the organization. Mandatory retirement ages pose the same risk and the Board does not want to risk the loss of key directors to retirement policies that seem unnecessarily arbitrary and inflexible when they force a high performing director off the Board. As a result, the Board does not feel that it would be appropriate to set term limits for its directors but rather relies on the experience of its members to determine when Board renewals, Board removals and Board additions are appropriate.
Policies Regarding the Representation of Women on the Board and in Executive Officer Positions
The Company does not have a written policy relating to the identification and nomination of women directors. All appointments to the Board are made on merit, in the context of the skills and experience the Board, as a whole, requires to be effective. The CG&N Committee, when considering and recommending qualified director nominees, takes the background of all directors and nominees into consideration.
The CG&N Committee and the Board go through a rigorous process when considering a director nominee, including an evaluation of the skills and experience of the current directors, determining the gaps in skills and experience that exist and finding potential candidates to fill those gaps and round out the skills and experience of the Board as a whole. Appointment to the Board has been based on the best combination of skills and experience for the position, with due regard for the benefits of diversity of experience on the Board.
The Board encourages the consideration of women who have the necessary skills, knowledge, experience and character when considering new potential candidates for executive officer positions.
The Board does not have specific targets in respect of appointing women to the Board and in respect of executive officer appointments, as a result of its commitment to a principle-based selection process, as discussed above. As of April 29, 2025, there are currently two women on the Board (33%) and one of the executive officers is a woman (25%).
Contact with the Board of Directors
We welcome comments and questions from our shareholders. Shareholders can direct communications to the Company or our Board at our principal executive offices at 700 Tech Court, Louisville, CO 80027, Attention: Corporate Secretary.
Board Committees
The Board has three standing committees: (1) the Audit Committee, (2) the Corporate Governance and Nominating Committee and (3) the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The board of directors will assess the effectiveness and contribution of each committee on an annual basis. The charters for our committees were adopted by the board of directors in 2018 and were revised most recently in October 2024.

Member	Independent	Audit	Corporate Governance and Nominating	Compensation
Jonathan Atwood
Matthew E. McCarthy	✔	✔	✔	✔
Angela McElwee	✔	✔	✔	✔
Maureen Usifer	✔	✔	✔	✔
Jared Stanley
William Morachnick
Audit Committee
The Audit Committee of the Board assists the Company’s Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the

Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
Composition of the Audit Committee
As of the date of this proxy statement, the Audit Committee of the Board is comprised of three (3) members. The following are the members of the Audit Committee:

Name of Member	Independent(1)	Financially Literate(2)
Maureen Usifer*	Yes	Yes
Angela McElwee	Yes	Yes
Matthew E. McCarthy	Yes	Yes
________________
Notes:
(1)A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company in accordance with NI 52-110 and the Nasdaq rules. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
(2)A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.
*Qualifies as an audit committee financial expert in accordance with SEC rules.
On June 13, 2024, Thomas Lardieri and Alicia Morga resigned from their positions on the board of directors and the Audit Committee, which the Company’s board of directors accepted. Ms. Usifer was appointed to the Chair of the Audit Committee on June 13, 2024. Mr. McCarthy joined the Audit Committee on February 6, 2024, and Ms. McElwee joined the Audit Committee on June 13, 2024.
The Audit Committee held seven (7) meetings in 2024. During 2024, each of the directors who are current members of the Audit Committee attended 100% of the total number of meetings held by the Audit Committee during the periods he or she served, except Ms. McElwee was absent from one meeting.
Relevant Education and Experience
Each member of the Audit Committee has experience relevant to his or her responsibilities as an Audit Committee member. See “Proposals 1 and 2–Election of Directors—Biographical Information” for a description of the education and experience of Matthew E. McCarthy, Maureen Usifer, and Angela McElwee.
Audit Committee Oversight
At no time since the commencement of the Company’s most recently completed financial year were any Audit Committee recommendations to nominate or compensate an external auditor not adopted by the Board of Directors.
Audit Committee Charter
The Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities. The Audit Committee performs a number of roles including (i) assisting directors to meet their oversight responsibilities, (ii) to provide an open avenue of communication among the external auditors, financial and senior management and the Board; (iii) ensuring the independence of the external auditors and review and appraise their performance; (iv) increasing the credibility and objectivity of financial reports; and (v) strengthening the role of the directors by facilitating in-depth discussions among directors, management, and the external auditor. The Audit Committee has been delegated responsibility for, among other matters and as more fully set out in the Audit Committee Charter: (i) the integrity of the Company’s consolidated financial statements and accounting and financial processes and the audits of its consolidated financial statements; (ii) compliance with legal, ethical and regulatory requirements; (iii) the external auditors’ independence and performance review; (iv) the work and performance of financial management and external auditors; and (v) the system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board. The Audit Committee has unrestricted access to all books and records of the Company and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or experts in the performance of its duties. A copy of the Audit Committee Charter is included as Exhibit III to this proxy statement and is available on our corporate website at: https://investors.charlottesweb.com.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee of the Board assists the Board in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure, and membership of the Board and its committees.
Composition of the Corporate Governance and Nominating Committee
As of the date of this proxy statement, the Corporate Governance and Nominating Committee is comprised of three (3) members. The following are the members of the Corporate Governance and Nominating Committee:

Name of Member	Independent(1)
Angela McElwee	Yes
Matthew E. McCarthy	Yes
Maureen Usifer	Yes
________________
Notes:
(1)A member of the Corporate Governance and Nominating Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
On June 13, 2024, John Held and Thomas Lardieri resigned their positions from the board of directors and the Corporate Governance and Nomination Committee, which the Company’s board of directors accepted. Ms. McElwee joined the Corporate Governance and Nominating Committee on February 6, 2024, and was appointed Chair on June 13, 2024. Ms. Usifer and Mr. McCarthy joined the Corporate Governance and Nominating Committee on June 13, 2024.
The Corporate Governance and Nominating Committee held six (6) meetings in 2024. During 2024, each of the directors who are current members of the Corporate Governance and Nominating Committee attended 100% of the total number of meetings held by the Corporate Governance and Nominating Committee during the periods he or she served.
Corporate Governance and Nominating Committee Charter
The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which sets out the Corporate Governance and Nominating Committee’s responsibilities. The Corporate Governance and Nominating Committee has been delegated responsibility for: (i) reviewing the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board; and (ii) assess the Board’s compliance with laws and policies relating to the independence of certain Board members. A copy of the Corporate Governance and Nominating Committee Terms of Reference is available on our corporate website at: https://investors.charlottesweb.com.
Director Identification and Evaluation Process
The Corporate Governance and Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and shareholders. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any shareholder who wishes to recommend a candidate for consideration by the Corporate Governance and Nominating Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement. Mr. Atwood was nominated and appointed to the Board by BT DE Investments under the terms of the Investor Rights Agreement. The Company did not receive any other proposals for director nominees for the 2025 Annual General Meeting. The Corporate Governance and Nominating Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Corporate Governance and Nominating Committee considers individuals with diverse experiential backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.
The Corporate Governance and Nominating Committee annually assesses the Board and its committees, reviewing the skills and experience of current directors and assessing the knowledge and character of all nominees to the Board to ensure that the Board and committee members possess the required mix of qualifications, skills and experience. The Corporate Governance and Nominating Committee then discloses such information to the Board for their consideration and review in performing periodic self-evaluations.
Compensation Committee
The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation and retention of senior management and other key employees, and in particular the Chief Executive Officer, with the skills and expertise needed to enable the Company to achieve its goals and strategies at competitive compensation and with appropriate performance incentives.
Composition of the Compensation Committee
As of the date of this proxy statement, the Compensation Committee consisted of three (3) members. The following are the members of the Compensation Committee:

Name of Member	Independent(1)
Angela McElwee	Yes
Maureen Usifer	Yes
Matthew E. McCarthy	Yes
________________
Notes
(1)A member of the Compensation Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
On June 13, 2024, Alicia Morga resigned her position on the Compensation Committee and Ms. Usifer joined the Compensation Committee on June 13, 2024. Ms. McElwee joined the Compensation Committee on October 11, 2023. On February 6, 2024, Mr. Held resigned from the Compensation Committee and Ms. McElwee assumed the role of Chair of the Compensation Committee. Mr. McCarthy joined the Compensation Committee on February 6, 2024 and assumed the role of Chair of the Compensation Committee on June 13, 2024.
The Compensation Committee held eight (8) meetings in 2024. During 2024, each of the directors who are current members of the Compensation Committee attended 100% of the total number of meetings held by the Compensation Committee during the periods he or she served.
Compensation Committee Charter
The Board has adopted a written charter for the Compensation Committee, which sets out the Compensation Committee’s responsibilities. The Compensation Committee has been delegated responsibility for reviewing: (i) compensation policies and guidelines for supervisory and management personnel of the Company; (ii) corporate benefits, bonuses and other incentives, including stock options and restricted stock units; (iii) corporate goals and objectives relevant to chief executive officer compensation; (iv) non-chief executive officer and director compensation, incentive compensation plans and equity-based plans; (v) the competitiveness and appropriateness of the Company’s policies relating to the compensation of executive officers; and (vi) any material changes or trends in human resources policy, procedure, compensation and benefits. A copy of the Compensation Committee Terms of Reference is available on our corporate website at: https://investors.charlottesweb.com.
Board Qualifications
The Company believes that each of the members of the Company’s Board has the experience, qualifications, attributes and skills that make him or her suitable to serve as a director of the Company in light of the Company’s highly regulated business, the Company’s complex operations, and its number of employees.
William Morachnick’s specific qualifications, experience, skills and expertise include:
•Extensive business experience in various executive roles.
•Knowledge of the CBD Industry
•International business experience.

Jonathan Atwood’s specific qualifications, experience, skills, and expertise include:
•Extensive business experience in various executive and board level roles
•Knowledge of the CBD industry
•Mr. Atwood was designated for service on the Board by BT DE Investments Inc. under the terms of the Investor Rights Agreement
Matthew E. McCarthy’s specific qualifications, experience, skills and expertise include:
•Extensive business experience in various executive and board level roles.
•Significant accounting and financial qualifications.
Angela McElwee’s specific qualifications, experience, skills and expertise include:
•Extensive business experience in various executive and board level roles.
•Knowledge of the botanical industry.
Jared Stanley’s specific qualifications, experience, skills and expertise include:
•Extensive business experience in various executive and board level roles.
•Knowledge of the CBD industry.
Maureen Usifer’s specific qualifications, experience, skills and expertise include:
•Extensive business experience in various executive and board level roles.
•Significant accounting and financial expertise.
See “Proposals 1 and 2 –Election of Directors—Biographical Information” for additional information regarding the education and experience of each proposed director.
The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.
Conflicts of Interest—Board Leadership Structure and Risk Oversight
Conflicts of interest may arise as a result of the directors, officers and promoters of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Conduct and Ethics and applicable law.
Under the terms of the Investor Rights Agreement, the Company’s director, Mr. Jonathan Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. Accordingly, conflicts of interest may arise in respect of Mr. Atwood’s position with affiliates of BT DE Investments Inc.
Conflicts of interests may arise in respect of Jared Stanley’s ownership interests in persons that the Company has, or may in the future, do business with, including, but not limited to, DeFloria, Inc., AJNA LLC and Stanley Brothers USA. Mr. Stanley also serves as Chief Executive Officer of DeFloria, Inc.
Board Oversight of Enterprise Risk
One of the key functions of our Board is informed oversight of our risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Board Leadership
The Board has no policy regarding the need to separate or combine the offices of Chair of the board of directors and President and Chief Executive Officer and instead the board of directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The Chair's primary role is to lead the board of directors and ensure the organization fulfills its mission by facilitating meetings, providing strong leadership, and supporting the Chief Executive Officer. The positions of Chair of the board of directors and Chief Executive Officer are currently held by Angela McElwee and William Morachnick, respectively.
Code of Ethics
In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Ethics, which is applicable to all directors, officers and employees. A copy of the Code of Ethics is available on our corporate website at https://investors.charlottesweb.com. In conjunction with the CG&N Committee, the Code of Ethics is administered by the Audit Committee, who delegates the day-to-day responsibility for administering and interpreting the Code of Ethics to the Chief People Officer and the General Counsel of the Company. The Chief People Officer periodically reports to the Audit Committee in respect of administration of the Code, and any reports of variance from the Code of Ethics will be reported to the Board.

EXECUTIVE OFFICERS
The following table provides information with respect to our executive officers as of April 29, 2025:

Name	Age	Position
William Morachnick	61	Chief Executive Officer & Director
Stephen Rogers	60	Senior Vice President - General Counsel and Corporate Secretary
Raymond Kunkel	59	Chief Operating Officer
Erika Lind	53	Chief Financial Officer
Biographical Information
The biography of William Morachnick can be found under “Proposals 1 and 2 — Election of Directors.” The following is biographical information for our other executive officers:
Erika Lind, Chief Financial Officer
Ms. Lind assumed the role of Chief Financial Officer on June 29, 2024. Ms. Lind joined the Company in March of 2023 as Vice President of Financial Planning and Analysis, and Treasury, where she led strategic financial planning, performance management, and treasury operations. Prior to joining the Company, Ms. Lind was Vice President of Finance at Made In Nature LLC from May, 2021 through March, 2023, and was Corporate Controller, Spectra Logic Corp. from February, 2019 through May, 2021. Ms. Lind received her B.S. from Metropolitan State University of Denver and her MBA from Regis University, Denver.
Raymond Kunkel, Chief Operating Officer
Mr. Kunkel assumed the role of Chief Operating Officer on October 15, 2023. In December 2020, Mr. Kunkel joined the Company as the Supply Chain Leader and progressed to COO in October of 2023. Prior to joining the Company, Mr. Kunkel was Executive Supply Chain Leadership Partner with Gartner Corporation from January 2018 through December 2019. He has over 30 years of operational experience in manufacturing and global supply chain management. He spent 21 years with Procter & Gamble and also worked for Perrigo (OTC/Pharma) and Gartner before joining Charlotte’s Web. He has a Mechanical Engineering degree from the University of Cincinnati.
Stephen Rogers, Senior Vice President, General Counsel and Corporate Secretary
On September 24, 2021, Stephen Rogers joined the Company as its Senior Vice President, General Counsel and Corporate Secretary. Since 2016, Mr. Rogers had served as a legal and business consultant at Stephen Rogers Consulting LLC, acting as an independent consultant for companies focusing on international transactions and SEC matters. From 2008 until he established Stephen Rogers Consulting, LLC, Mr. Rogers served as General Counsel for Miller Brewing Company and Miller Brewing International, Inc. where he oversaw major litigation, managed regulatory compliance, and was the primary in-house counsel on several major domestic and international transactions. Since June 2023, Mr. Rogers has served as a member of the Board of Directors of DeFloria Inc. Mr. Rogers holds a bachelor’s degree in Government from Hamilton College and a Juris Doctorate from Syracuse University College of Law.

EXECUTIVE COMPENSATION
Introduction
The following discussion describes the significant elements of the compensation of the Company’s Chief Executive Officer (“CEO”) during 2024 and two most highly compensated executive officers (collectively, the “named executive officers” or “NEOs”). For the year ended December 31, 2024, the NEOs of the Company were William Morachnick (CEO), Raymond Kunkel (Chief Operating Officer), and Stephen Rogers (Senior Vice President - General Counsel and Corporate Secretary).
The Company operates in a dynamic and rapidly evolving market. To succeed in this environment and to achieve its business and financial objectives, the Company needs to attract, retain, and motivate a highly talented team of executive officers. The Company expects its team to possess and demonstrate strong leadership and management capabilities, as well as foster the Company’s culture, which is at the foundation of its success and remains a pivotal part of the Company’s everyday operations. The Company offers executive officers cash compensation in the form of base salary and an annual bonus, and equity-based compensation which was historically awarded in the form of stock options under the Legacy Option Plan (discussed below) and, since the Company’s initial public offering, has been awarded in the form of security-based compensation awards under the Company’s LTIP (as defined below). See “Elements of Compensation – Long-Term Incentive Plan and Amended Long-Term Incentive Plan” below. The Company believes security-based compensation awards, such as stock options and restricted stock units, motivate its executive officers to achieve the Company’s business and financial objectives, and also align their interests with the long-term interests of the Company’s shareholders and other key stakeholders. The Company provides base salary to compensate employees for their day-to-day responsibilities, at levels it believes are necessary to attract and retain strong executive officer talent.
While the Company has determined its current executive officer compensation program is effective at attracting and maintaining executive officer talent, it evaluates its compensation practices on an ongoing basis to ensure that it is providing market-competitive compensation opportunities for its executive team. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, including the ability to attract and retain key employees and to adapt to growth and other changes in its business and industry.
Role and Composition of the Compensation Committee
The Compensation Committee of the Board assists the Board in fulfilling its responsibilities in respect of compensation matters. The responsibilities of the Compensation Committee include reviewing and making recommendations to the Board in respect of the compensation matters relating to the Company’s executive officers, employees and directors, including the NEOs. As at the year ended December 31, 2024, the Compensation Committee was composed of Mr. McCarthy (Chair), Ms. Usifer, and Ms. McElwee, each of whom was independent at such time within the meaning of applicable Canadian securities legislation and the corporate governance rules of the Nasdaq Stock Market (“Nasdaq”) and for purposes of NI 52-110. Each Compensation Committee member who served during 2024 has experience in the area of compensation and executive compensation, having held senior executive positions in large organizations and, through those positions, having substantial experience in matters of executive compensation.
The responsibilities of the Compensation Committee in respect of compensation matters include reviewing and recommending to the Board the compensation policies and guidelines for supervisory management and personnel, corporate benefits, bonuses and other incentives, recommending corporate goals and objectives relevant to CEO compensation, non-CEO officer and director compensation, succession plans for officers and for key employees, and material changes and trends in human resources policy, procedure, compensation, and benefits.
To address the SEC’s new disclosure requirements for equity grants under Item 402(x) of Regulation S-K, the Compensation Committee reviews and assesses, from time to time as it deems appropriate, the adequacy of any equity award grant date policies and recommends such policies and changes to such policies to the Board for approval.
The Compensation Committee has unrestricted access to the Company’s personnel and documents and is provided with the resources necessary, including, as required, the engagement and compensation of outside advisors, to carry out its responsibilities.
Compensation Principles and Objectives
The Company’s compensation program supports its commitment to deliver strong performance for its shareholders and other key stakeholders. The compensation policies are designed to attract, recruit and retain quality and experienced people. In addition, the compensation program is intended to create an alignment of interests between the Company’s executive officers and other employees with the long-term interests of the Company’s shareholders to ultimately enhance share value. In this way, a significant portion of each executive’s compensation is linked to maximizing long-term shareholder value.
At the same time, the Compensation Committee also recognizes that the executive compensation program must be sufficiently flexible in order to adapt to unexpected developments in the CBD wellness products market and the impact of internal and market-related occurrences from time to time, and, as such, the Compensation Committee is given the discretion to award compensation absent attainment of specific performance goals and to increase or reduce the size of any such payouts in alignment with the overall pay-for-performance philosophy.
The compensation program supports the Company’s long-term growth strategy and is designed to accomplish the following objectives:
•align executive compensation with corporate performance and appropriate peer group comparisons;
•produce long-term, positive results for shareholders and other key stakeholders;
•provide market competitive compensation and benefits to attract and retain highly qualified management; and
•provide incentives that encourage superior corporate performance to support the Company’s overall business strategy and objectives.
The Compensation Committee has adopted a compensation program that covers the following key elements: (i) a base fixed amount of salary and benefits; (ii) a performance-based cash and/or RSU bonus; and (iii) awards granted under the LTIP.
Compensation Review Process
The CEO of the Company provides recommendations to the Compensation Committee regarding salary adjustments, performance-based or discretionary bonuses, and security-based award grants for all of the Company’s executive employees, including the NEOs. The focus of the CEO’s and Compensation Committee’s review is on the individual executive salaries, performance-based bonus opportunity, fringe benefits and security-based award grants (including consideration of previous grants), with a review of the aggregate level of salary, performance-based bonus, and security-based award grants for the balance of the staff. The Compensation Committee makes specific recommendations to the Board for the salary, bonus and security-based award grants to be provided to the CEO, as well as for the salaries, bonuses and security-based award grants to be provided to all other executive officers. With the exception of certain matters that the Board has delegated to the Compensation Committee, the Board reviews all recommendations of the Compensation Committee before final approval. Any executive or director who is also an officer is excused from the directors’ meeting during any discussion of their compensation. In making compensation decisions for 2024, the Compensation Committee utilized Pearl Meyer & Partners LLC, a compensation consultant, in determining or recommending compensation for certain executive officers and directors.
Risks Relating to the Company’s Compensation Program
The Compensation Committee assesses whether the Company’s compensation program supports the Company’s principles and objectives and reviews the Company’s compensation policies on a regular basis. As part of this process, the Compensation Committee considers the implications of the risks associated with the Company’s compensation policies and practices, including the various components of the Company’s compensation program. The Compensation Committee also considers the implication of the risks associated with the Company’s compensation program, including: (i) the risk of executive officers taking inappropriate or excessive risks; (ii) the risk of inappropriate focus on achieving short-term goals at the expense of long-term return to shareholders; (iii) the risk of encouraging aggressive accounting practices; and (iv) the risk of excessive focus on financial returns and operational goals at the expense of regulatory, environmental and health and safety considerations.
While the Company recognizes that no compensation program can fully mitigate these risks, the Compensation Committee and Board believe that many of these risks are mitigated by: (i) ensuring incentives tied to share ownership and vesting are weighted to span a number of years; (ii) avoiding narrowly focused performance goals which may encourage loss of focus on providing long-term shareholder return; (iii) retaining adequate discretion over the application and implementation of the compensation program to insure that the Compensation Committee and Board retain their business judgment in assessing actual performance; (iv) awarding a significant portion of long-term incentive compensation in the form of security-based awards which provide a direct link between corporate performance and the level of payout received; and (v)

imposing restrictions on the ability of executives to participate in transactions that are designed to hedge or offset a decrease in market value of securities of the Company.
Incentive Plan Design
The ability of the Compensation Committee to consider factors such as personal contributions to corporate performance and non-financial based elements of corporate performance allows the Compensation Committee to consider whether executive officers have attempted to bolster short-term results at the expense of the long-term success of the Company in determining executive compensation. The incentive programs consist of a balance between annual focus through the bonus program and long-term focus through the LTIP. In addition, as the compensation program consists of fixed (base salary) and variable (performance-based bonuses, LTIP) elements, the incentive for short-term risk taking is balanced with the incentive to focus on generating long-term sustainable value for shareholders and other key stakeholders. There are no compensation policies and practices that are structured significantly different for any NEOs. The Compensation Committee and Board will continue to monitor compensation risk assessment practices on an ongoing basis to ensure that the Company’s compensation program is appropriately structured.
Elements of Compensation
The compensation of the Company’s executive officers includes three major components: (i) a base fixed amount of salary and benefits; (ii) a performance-based cash and/or RSU bonus; and (iii) long-term equity incentives granted from time to time under the LTIP. Perquisites and personal benefits are not a significant element of compensation of the Company’s executive officers.
The compensation paid to the NEOs for the year ended December 31, 2024 is summarized below under the heading “Summary Compensation Table for 2024.”
Base Salary
The objective of base salary compensation is to reward and retain NEOs. In setting base compensation levels, consideration is given to factors such as level of responsibility, experience, expertise and impact on the long-term success of the Company’s business. Subjective factors such as leadership, commitment, and performance are also considered. The goal of the Company is to pay base salary compensation to retain the NEOs in the range of industry peers, while maintaining the overall goal that total compensation should include variable and long-term components as well.
Cash and/or RSU Bonus
The Compensation Committee considers performance of individual executive officers in setting annual bonus amounts. Consideration is given to factors such as management, leadership and performance, among others. The Company uses the payment of annual bonuses to incentivize strong performance and achievement of the Company’s goals and business plans. For the year ended December 31, 2024, a performance-based cash bonus was paid to certain executive officers of the Company.
Long-Term Incentives
Legacy Option Plan and Founder Options
The Company’s subsidiary, Charlotte’s Web, Inc. (formerly CWB Holdings, Inc. and referred to herein as “CWB”) previously granted to directors, officers, employees and consultants certain stock options under the CWB Holdings, Inc. 2015 Stock Option Plan (the “Legacy Option Plan”). In connection with the Company’s initial public offering and related reorganization (the “Reorganization”), the Legacy Option Plan, and all outstanding stock options thereunder, were assumed by the Company. The Company amended the Legacy Option Plan to provide for the existing stock options outstanding under the Legacy Option Plan to be exercisable in accordance with the terms of the existing Legacy Option Plan for PVS following the Reorganization with applicable adjustments to the exercise price thereof and number of options exercisable to reflect the Reorganization.
No stock options were granted under the Legacy Option Plan during the year ended December 31, 2024, and no further stock options will be granted under the Legacy Option Plan. The Legacy Option Plan will be terminated when all stock options thereunder have been exercised or have expired.

Prior to giving effect to the Reorganization, 892,192 options to acquire common shares of CWB were issued and outstanding under the Legacy Option Plan (following the Reorganization, these options were equivalent to options to purchase 20,074.47 PVS, or the equivalent of 8,029,788 Common Shares upon conversion). Options under the Legacy Option Plan had been granted to directors, officers, employees, and consultants of CWB. In addition, CWB issued 576,429 founder options to acquire 576,429 common shares of CWB (following the Reorganization, these options were equivalent to options to purchase 12,969.76 PVS, or the equivalent of 5,187,904 Common Shares upon conversion).
As of April 15, 2025, no founder options remain outstanding, and stock options to purchase the equivalent of 985,011 Common Shares remain outstanding under the Legacy Option Plan.
Amended 2018 Long-Term Incentive Plan
The Amended 2018 Long-Term Incentive Plan was last approved by the Company’s shareholders on June 13, 2024 (the “LTIP”). The following discussion is qualified in its entirety by the text of the LTIP filed as Exhibit 10.18.1 to the Annual Report on Form 10-K for the year ended December 31, 2023 available on www.sec.gov and on SEDAR+ at www.sedarplus.ca.
Pursuant to the LTIP, the Company may issue equity-based compensation in the form of stock options, stock appreciation rights, unrestricted shares or restricted shares, deferred share units, restricted stock awards, restricted stock units, performance shares, performance units, and other share-based awards to eligible participants. The purpose of the LTIP is to enable the Company and certain of its affiliates to obtain and retain the services of these individuals, which is essential to the Company’s long-term success.
The granting of awards under the LTIP (“Grants”) is intended to promote the long-term financial interests and growth of the Company and its subsidiaries by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business. Moreover, the LTIP aims to align the interests of eligible participants with those of the shareholders through opportunities of increased equity-based ownership in the Company.
The maximization of shareholder value is encouraged by the granting of incentives under the LTIP. The objective of the LTIP is to reward and retain NEOs. The program is designed to reward NEOs for maximizing shareholder value in a regulatory compliant and ethical manner. Increasing the value of Common Shares increases the value of the Grants. This incentive closely links the interests of the officers and directors to shareholders of the Company and encourages a long-term commitment to the Company.
Eligible participants under the LTIP include directors, officers (including the NEOs), employees and consultants of the Company and its subsidiaries. The LTIP is administered by the Compensation Committee of the Board, or such other committee duly appointed by the Board.
The terms and conditions attaching to the Grants will be determined by the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee, in its sole discretion, and are set forth in grant agreements. The Board has the power and discretionary authority to determine the terms and conditions of the Grants, including, without limitation, (i) the purchase price of any Shares, (ii) the method of payment for Shares purchased pursuant to any award, (iii) the method for satisfying any tax withholding obligation arising in connection with any award, including by the withholding or delivery of Shares, (iv) the timing, terms and conditions of the exercisability, vesting or payout of any award or any Shares acquired pursuant thereto, (v) the performance criteria applicable to any award and the extent to which such performance criteria have been attained, (vi) the time of the expiration of any award, (vii) the effect of the participant’s termination of service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any award or Shares acquired pursuant thereto as the Board shall consider to be appropriate and not inconsistent with the terms of the Plan. Generally, the term of each Grant is ten years, unless the Board or the Compensation Committee determines otherwise.
The Company currently has options and restricted stock units outstanding under the LTIP.
•Options: The exercise price of any options is determined by the Board, subject to Toronto Stock Exchange (“TSX”) approval (if required), at the time such options are granted. In no event shall such exercise price be lower than the greater of the closing market prices of the underlying securities on: (a) the trading day prior to the date of grant of the options, and (b) the date of grant of the options. Subject to any vesting restrictions imposed by the TSX, the Board may, in its sole discretion, determine the time during which options shall vest and the method of vesting, or that no vesting restriction shall exist. The terms of an option may not be amended once issued. If an option is cancelled prior to its expiry date, the Company must post notice of the cancellation and shall not grant new options to the same person until 30 days have elapsed from the date of cancellation. Generally, options granted under the LTIP vest evenly over three years on an annual basis from the grant date.
•Restricted Stock Units: Each restricted stock unit granted under the LTIP entitles the participant to receive, subject to the provisions of the LTIP and the award agreement, Common Shares, subject to certain transferability and other restrictions. The specific terms of any restricted stock unit grants will be subject to determination by the Compensation Committee, including the consideration payable, if any, vesting terms and any performance criteria to be satisfied. Generally, restricted stock units granted under the LTIP vest evenly over three years on an annual basis from the grant date.
The LTIP provides that the total number of Common Shares reserved and available for issuance pursuant to awards granted under the LTIP (“Awards”) shall not exceed the number of Common Shares equal to ten percent (10%) of the total issued and outstanding Common Shares from time to time less any Common Shares that are issuable pursuant to the Legacy Option Plan (the “Share Pool”). Without duplication, for the purposes of compliance with certain United States securities laws, the Share Pool shall, unless otherwise determined by the Board or the Administrator (as defined in the LTIP), be considered to be increased annually on the first day of each fiscal year of the Company, commencing with the 2022 fiscal year, by a number equal to 10% of the increase during the preceding fiscal year in the number of Common Shares outstanding, as measured from the first to the last date of such fiscal year. For the avoidance of doubt, any Common Shares which become outstanding during the applicable preceding fiscal year, including any Common Shares that are issued pursuant to Awards granted under the Plan, shall be included in calculating any such increase to the Share Pool. As of January 1, 2025 and April 29, 2025, the Share Pool is 14,791,212.
The aggregate number of Common Shares that may be issued pursuant to the exercise of awards granted under the LTIP, and all other security based compensation arrangements of the Company (as such term is defined in the policies of the TSX) is subject to the following additional limitations: (i) no more than 10% of the issued and outstanding Common Shares (on a non-diluted basis) may be reserved at any time for insiders (as defined in the Securities Act (Ontario), “Insiders”)), together with all other security based compensation arrangements of the Company; and (ii) the number of securities of the company issued to Insiders within any one-year period, under all security based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares. No one participant shall be granted awards under the LTIP which exceed, in the aggregate, the maximum number permitted by the TSX.
On a total Company basis, when appropriate, the Compensation Committee analyzes (i) the number of shares used by the Company during the year with respect to new equity awards (i.e., burn rates), (ii) the number of shares subject to outstanding equity awards relative to the total number of shares issued and outstanding (i.e., issued equity overhang), and (iii) the number of shares subject to outstanding equity awards and available for future grants relative to the total number of shares issued and outstanding (i.e. total equity overhang).
The Compensation Committee believes that analyzing these additional factors allows it to assess whether granting new awards to the NEOs is prudent based on the pool of shares the Company has available for grants to all of the Company’s employees and to take into consideration the impact on the dilution of stockholder interests and overhang. The Compensation Committee approved RSU grants to the NEOs in accordance with the LTIP based on each NEO’s role and responsibilities and such NEO’s individual performance during 2024, and in furtherance of the overall goals of the Company’s executive compensation program as well as other factors as described above.
The following additional per-person limitations apply to LTIP Grants: (i) the aggregate number of Common Shares that may be reserved for issuance pursuant to the exercise of Awards granted to non-employee directors pursuant to the LTIP shall not exceed 1.0% of the issued and outstanding Common Shares (on a non-diluted basis) from time to time; (ii) the equity value of stock options granted to a non-employee director, within a one year period, pursuant to the LTIP shall not exceed C$100,000; and (iii) the aggregate equity value of all Awards, that are eligible to be settled in Common Shares granted to a non-employee director, within a one year period, pursuant to all security-based compensation arrangements of the Company (including, for greater certainty, the LTIP) shall not exceed C$150,000.
Unless otherwise determined by the Board, no awards granted under the LTIP shall be transferable by a participant other than by will or the laws of descent and distribution. Subject to applicable laws, the Board may permit an award, other than an option or tandem stock appreciation right granted with respect to an option, to a participant’s family member as a gift or pursuant to a domestic relations order in settlement of marital property rights.
The Board or the Compensation Committee may, without shareholder approval, amend, alter or discontinue the LTIP, but no amendment, alteration or discontinuation may be made which would materially impair the rights of a participant with respect to a previously granted award without such participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Shares are listed or admitted for trading or to prevent adverse tax or accounting consequences to the Company or the participant. No amendment of the LTIP may be made without the approval of the Company’s shareholders to the extent such amendment would (i) increase in the maximum number of Common Shares that may be made the subject of Awards under the LTIP; (ii) increase the limits on Awards that may be granted to any participant; (iii) permit Awards granted under the LTIP to be transferable or assignable other than by will, the laws of descent and distribution or in settlement of marital property rights; (iv) add to the categories of persons eligible to participate in the LTIP; (v) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (vi) extend the term of an outstanding stock option or stock appreciation right beyond the expiry date thereof; (vii) modify the prohibition on the issuance of reload or replenishment options; or (viii) revise the amending provisions of the LTIP.
In the event of the termination of a participant’s employment or consultancy with, or performance of services for, the Company or its subsidiaries, unless a participant’s award agreement states otherwise, to the extent stock options, stock appreciate rights, restricted stock, and restricted stock units are not vested and exercisable, such awards will be forfeited 90 days following the date of termination of service. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its subsidiaries shall not be considered terminations of service. In the event that any transaction resulting in a change in control occurs, outstanding awards will terminate upon the effective time of such change in control unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Subject to the provisions of the LTIP, certain awards that terminate at the effective time of the change of control shall become fully vested and exercisable immediately before such effective time.
As approved by the Board, effective as of February 1, 2024, the Company accelerated the vesting and settlement of an aggregate of 2,927,313 outstanding restricted stock units granted under the LTIP.
As of April 15, 2025, the Company has options outstanding under the LTIP to acquire an aggregate of 2,304,677 Common Shares (representing 1.45% of the issued and outstanding Common Shares) and restricted stock units outstanding for an aggregate of 5,839,649 Common Shares (representing 3.68% of the issued and outstanding Common Shares).
Together, as of April 15, 2025, there are the equivalent of 15,776,223 Common Shares reserved for issuance pursuant to the options outstanding under the Legacy Option Plan and the options and restricted stock units outstanding under the LTIP, representing 9.95% of the issued and outstanding Common Shares. As of April 15, 2025, the number of Common Shares remaining available for issuance pursuant to new Grants under the LTIP is 6,646,885 Common Shares (representing 4.19% of the issued and outstanding Common Shares).
Burn Rate
The Company’s annual burn rate, as described in Section 613(p) of the TSX Company Manual, for the LTIP and Legacy Option Plan is as follows:

Security-Based Compensation Arrangement	Fiscal 2022(1) (%)	Fiscal 2023(2) (%)	Fiscal 2024(3) (%)
LTIP	5.02	7.41	1.94
Legacy Option Plan	0.00	0.00	0.00
________________
Notes:
(1)Calculated using the basic weighted average number of Common Shares outstanding during the year ended December 31, 2022. Using the fully diluted weighted average number of Common Shares outstanding during the year ended December 31, 2022, the burn rate for the LTIP is 5.02% and for the Legacy Option Plan is 0.0%.
(2)Calculated using the basic weighted average number of Common Shares outstanding during the year ended December 31, 2023. Using the fully diluted weighted average number of Common Shares outstanding during the year ended December 31, 2023, the burn rate for the LTIP is 7.41% and for the Legacy Option Plan is 0.0%.
(3)Calculated using the basic weighted average number of Common Shares outstanding during the year ended December 31, 2024. Using the fully diluted weighted average number of Common Shares outstanding during the year ended December 31, 2024, the burn rate for the LTIP is 1.94% and for the Legacy Option Plan is 0.0%.
Clawback Policy
The Company has implemented a formal recoupment or “clawback” policy on the incentive compensation of its executive officers (which includes the current and past Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel, Principal Accounting Officer and other executive officers, as determined by the Board), including, without limitation, options and restricted stock units that may be awarded to the officer when (i) the executive engages in willful misconduct or fraud which causes or significantly contributes to a restatement of the Company’s financial statements due to material noncompliance by the Company with any applicable financial reporting requirement under securities laws, (ii) the executive receives incentive compensation calculated on the achievement of those financial results, and (iii) the incentive compensation received would have been lower had the financial statements been properly reported. The policy provides that when a clawback is triggered, upon the recommendation of the Compensation Committee, the Board may, in its sole discretion and to the extent that it determines it is in the Company’s best interests to do so, require the officer to repay the amount of incentive compensation relating to the year(s) subject to the restatement or received upon exercise or payment of incentive compensation in or following the year(s) subject to the restatement that is in excess of the incentive compensation the executive would have received if the incentive compensation had been computed in accordance with the results as restated, calculated on an after-tax basis.
Insider Trading and Reporting Policy
All of the Company’s executives, other employees, and directors are subject to the Company’s Insider Trading and Reporting Policy, which prohibits trading in the Company’s securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from entering into hedging transactions involving securities of the Company, such as short sales, puts and calls. Furthermore, the Company permits executives, including NEOs, to trade in the Company’s securities only during prescribed trading windows. Notwithstanding these prohibitions, the Company’s directors, officers and employees are able to sell a security which such person does not own if such person owns another security convertible into the security sold or an option or right to acquire the security sold and, within 10 days after the sale, such person: (i) exercises the conversion privilege, option, or right and delivers the security so associated to the purchaser; or (ii) transfers the convertible security, option or right, if transferable, to the purchaser.
Common Share Ownership Requirements
The directors and certain designated officers of the Company are subject to mandatory Common Share ownership requirements established by the Board. Each director is required to own Common Shares of the Company having a value of at least three times the amount of their annual retainer. Each designated officer is required to own Common Shares of the Company as follows: the Chief Executive Officer is required to hold three times the amount of his annual base salary; the Chief Financial Officer is required to hold two times the amount of her annual base salary; and all other designated officers are required to hold one times the amount of their annual base salaries. New directors and designated officers have five years from the date of election or appointment to the Board or appointment as an executive officer to acquire the aforementioned levels of ownership. The Common Share ownership requirements were established on May 24, 2021.
Summary Compensation Table for 2024
The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jared Stanley Former Chief Commercialization Officer	2024	$161,250	$46,118	$23,422	$—	$—	$12,023	$242,813
	2023	$325,000	$—	$7,560	$17,576	$—	$20,664	$370,800
Jessica Saxton Former Chief Financial Officer	2024	$164,591	$332,452	$149,100	$—	$—	$27,684	$673,827
	2023	$288,461	$—	$200,000	$455,357	$—	$45,970	$989,788
Raymond Kunkel(4) Chief Operating Officer	2024	$300,000	$55,114	$21,620	$—	$—	$12,788	$389,522

Stephen Rogers(4) Senior Vice President – General Counsel	2024	$304,846	$27,000	$22,053	$—	$—	$26,650	$380,549

William Morachnick Chief Executive Officer	2024	$450,000	$150,500	$—	$—	$—	$75,133	$675,633
	2023	$117,692	$—	$1,480,000	$—	$—	$13,259	$1,610,951
________________
(1)The amounts reported in the Stock Awards and Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect the Company’s calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of the amounts for 2024 restricted stock units are as follows: value of underlying shares at fair market value on the date of grant - $0.21. Assumptions used in the calculation of these amounts for 2023 are included in Note 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023, which were included in the Annual Report on Form 10-K.
(2)The amounts shown in the Non-Equity Incentive Plan Compensation column represent payouts under the Company’s cash bonus program for 2024.
(3)For 2024, in the case of Mr. Morachnick, consists of $8,969 in lease payments for a vehicle, $14,456 in employer paid insurance premiums, $13,800 in employer matching contributions under the Company’s 401(k) plan and $37,908 in relocation; in the case of Mr. Rogers, consists of $14,456 in employer paid insurance premiums and $12,194 in employer matching contributions under the Company’s 401(k) plan; in the case of Mr. Kunkel, consists of $1,445 in employer paid insurance premiums and $11,343 in employer matching contributions under the Company’s 401(k) plan; in the case of Mr. Stanley, consists of $4,838 in employer matching contributions under the Company’s 401(k) plan and $7,185 in employer paid insurance premiums; in the case of Ms. Saxton, consists of $16,589 in lease payments for housing and vehicle, $250 in employer contributions to her health savings account, $4,261 in employer paid insurance premiums and $6,584 in employer matching contributions under the Company’s 401(k) plan. For 2023, in the case of Mr. Morachnick, consists of $7,962 in lease payments for housing and vehicle, $2,528 in employer paid insurance premiums and $2,769 in employer matching contributions under the Company’s 401(k) plan; in the case of Mr. Stanley, consists of $9,750 in employer matching contributions under the Company’s 401(k) plan and $10,914 in employer paid insurance premiums; in the case of Ms. Saxton, consists of $28,080 in lease payments for housing and vehicle, $500 in employer contributions to her health savings account, $6,313 in employer paid insurance premiums and $11,077 in employer matching contributions under the Company’s 401(k) plan.
(4)Mr. Kunkel and Mr. Rogers were not named executive officers prior to the fiscal year ended December 31, 2024.

Employment Agreements
William Morachnick
On September 13, 2023, Mr. Morachnick entered into an employment agreement with the Company (“Mr. Morachnick’s Employment Agreement”), whereby the Company employed Mr. Morachnick to serve as the Company’s Chief Executive Officer on an at-will basis.
Pursuant to Mr. Morachnick’s Employment Agreement, the Company agreed to pay Mr. Morachnick (i) an annual base salary of $450,000, (ii) an initial equity grant of 500,000 restricted stock units granted on September 13, 2023 with an immediate vesting schedule, (iii) an additional equity grant of 4,500,000 restricted stock units granted on or before October 13, 2023 that vest in equal 1/12 quarterly increments beginning on December 31, 2023, and (iv) a guaranteed annual bonus of $150,000 for the 2023 plan year, payable 3.5 months after the end of the year.
The foregoing description of Mr. Morachnick’s Employment Agreement is qualified in its entirety by reference to the agreement, which was filed on a Form 8-K on September 13, 2023.
Outstanding Equity Awards Table for 2024 Fiscal Year-End
The following table sets forth outstanding equity awards for the named executive officers of the Company at fiscal 2024-year end.

	Option Awards						Stock Awards(1)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)		Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested (US$)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
William Morachnick	—	—		—		—	2,625,000	(3)	236,250

Jared Stanley	52,608 Common Shares	—		$4.78	(4)	3/26/2030	111,533	(5)	10,038
	26,875 Common Shares	8,511 Common Shares		$4.70	(6)	3/26/2031

	112,500 Common Shares	56,250 Common Shares	$1.56	(7)	2/11/2032
	23,624 Common Shares	47,248 Common Shares	$0.32	(8)	4/1/2033

Stephen Rogers	75,000 Common Shares	37,500 Common Shares	$1.56	(9)	2/1/2032	105,013	(10)	9,451
	21,806 Common Shares	43,614 Common Shares	$0.32	(11)	4/1/2033

Raymond Kunkel	4,961 Common Shares	1,571 Common Shares	$4.70	(12)	3/26/2031	102,954	(13)	9,266
	35,000 Common Shares	17,500 Common Shares	$1.56	(14)	2/11/2032
	20,062 Common Shares	40,124 Common Shares	$0.32	(15)	4/1/2033

Jessica Saxton	—	—	—		—	—		—
________________
(1)The Company’s only share-based awards are awards (other than options) that have been granted under the LTIP.
(2)The value of the unvested share-based awards was calculated based on the closing price of the Company’s Common Shares on the TSX on December 31, 2024, which was C$0.13 (US$0.09). The Bank of Canada exchange rate as of December 31, 2024 was US$1.00 to C$1.4389.
(3)Includes 2,625,000 shares remaining subject to an initial grant of 4,500,000 RSUs granted on October 12, 2023. These shares vest equally in twelve quarterly increments beginning on December 31, 2023.
(4)The option was granted on March 26, 2020 with an exercise price in Canadian dollars, C$6.76. The option vests equally in four annual increments beginning March 26, 2021.
(5)Includes 111,533 shares remaining subject to an initial grant of 111,533 RSUs granted on April 1, 2024. These shares vest equally in three annual increments beginning on April 1, 2025.
(6)The option was granted on March 26, 2021 with an exercise price in Canadian dollars, C$5.91. The option vests equally in four annual increments beginning March 26, 2022.
(7)The option was granted on February 11, 2022 with an exercise price in Canadian dollars, C$1.98. The option vests in three annual increments beginning February 11, 2023.
(8)The option was granted on April 1, 2023 with an exercise price in Canadian dollars, C$0.435. The option vests in three annual increments beginning April 1, 2024.
(9)The option was granted on February 11, 2022 with an exercise price in Canadian dollars, C$1.98. The option vests in three annual increments beginning February 11, 2023.
(10)Includes 105,013 shares remaining subject to an initial grant of 105,013 RSUs granted on April 1, 2024. These shares vest equally in three annual increments beginning on April 1, 2025.
(11)The option was granted on April 1, 2023 with an exercise price in Canadian dollars, C$0.435. The option vests in three annual increments beginning April 1, 2024.
(12)The option was granted on March 26, 2021 with an exercise price in Canadian dollars, C$5.91. The option vests equally in four annual increments beginning March 26, 2022.
(13)Includes 102,954 shares remaining subject to an initial grant of 102,954 RSUs granted on April 1, 2024. These shares vest equally in three annual increments beginning on April 1, 2025.
(14)The option was granted on February 11, 2022 with an exercise price in Canadian dollars, C$1.98. The option vests in three annual increments beginning February 11, 2023.
(15)The option was granted on April 1, 2023 with an exercise price in Canadian dollars, C$0.435. The option vests in three annual increments beginning April 1, 2024.
Pension Plan Benefits
Defined Contribution Plan – Retirement Savings Plan
The Company does not have a defined benefit plan or deferred compensation plan; however, the Company does have a defined contribution plan (the “401(k) plan” or “401(k)”) under the provisions of the Employment Retirement Income Security Act of 1974, which is administered through Principal Financial, as the record keeper. Pursuant to the 401(k) plan, the Company has generally provided 100% Company match for the first 3% of employee deferrals and a 50% match for deferrals between 3% - 5% on 401(k) plan contributions to all eligible and participating employees up to certain maximum thresholds. Participating employees must make their own contributions in order to receive matching funds from the Company. All employees that are at least 21 years of age and have completed thirty days of service with the Company are eligible to make salary deferral contributions to the 401(k) plan and are eligible for the Company match. At the outset of the COVID-19 pandemic, the Company suspended matching contributions under the 401(k) plan. However, as of July 1, 2021, the Company reinstated its 401(k) matching program. The Company implemented Safe Harbor matching effective

January 1, 2023. The Company does not discriminate between executives and non-executives under the 401(k) plan. Employees can make additional voluntary salary deferral contributions, for total combined contributions up to the legislated government maximums.
Termination and Change of Control Benefits
The Company (and/or its subsidiary) has entered into an executive employment agreement with Mr. Morachnick (the “Employment Agreement”). The Employment Agreement provides for the NEO’s annual base salary, vacation entitlement, and benefits.
The Employment Agreement has effective dates, entitlements on a termination without just cause and change of control as follows:

Name	Effective date of Employment Agreement	Termination Without Cause	Termination After Change of Control(1)
William Morachnick	September 13, 2023	An amount equal to existing base salary for a period of twelve (12) months; plus, an amount equal to the amount of the target bonus for the year of termination, pro-rated to the date of termination.	An amount equal to existing base salary for a period of twenty-four (24) months; plus, an amount equal to the amount of the target bonus for the year of termination pro-rated to the date of termination.

________________
(1)Options and awards granted under the Legacy Option Plan and LTIP contain provisions allowing for the exercise, in certain circumstances, of options following termination (other than by reason of death, disability, retirement or for cause). Under the LTIP, in the event that any transaction resulting in a change in control occurs, outstanding awards will terminate upon the effective time of such change in control unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Subject to the provisions of the LTIP, certain awards that terminate at the effective time of the change of control shall become fully vested and exercisable immediately before such effective time.
The Board adopted an executive change in control severance plan effective December 6, 2021 (the “Severance Plan”). The Severance Plan provides severance and change-in-control protections to certain key employees of the Company. The Severance Plan is for the benefit of employees of the Company in a senior management position (which includes senior directors or members of the Company’s executive leadership team), designated as participants by the Compensation Committee from time to time. Subject to the terms and conditions of the Severance Plan, the Severance Plan provides that, in the event of involuntary termination of a participant’s employment during the twelve month period following the effective date of a change in control, such participant shall be entitled to a severance payment equal to six (6), nine (9) or twelve (12) months (the “Severance Period”) of base salary for (i) senior directors, (ii) executive leadership team members (including NEOs), and (iii) Chief Executive Officer and Chief Financial Officer, respectively. In addition and subject to certain conditions as set out in the Severance Plan, the Company shall, at the Company’s expense, provide medical coverage through the Company’s group medical plans throughout the Severance Period, unless the individual earlier becomes eligible to receive healthcare coverage from a subsequent employer.
Liability Insurance of Directors and Officers
The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted, and for direct indemnity of directors and officers where corporate reimbursement is not permitted by law. This insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies collectively to all.
In addition, indemnity agreements have been entered into with each director and certain executive officers pursuant to which the Company has agreed to indemnify such directors and officers from liability arising in connection with the performance of their duties. Such indemnity agreements conform to the provisions of the BCBCA.
Other Compensation
Other than as set forth herein, the Company did not pay any other compensation to NEOs (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended December 31, 2024, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

DIRECTOR COMPENSATION
As of December 31, 2024, the Company had six (6) directors, one of whom was also an employee: William Morachnick (Chief Executive Officer).
Employees who are also directors do not receive additional compensation for their services as directors. Mr. Morachnick did not receive any additional compensation for his services as director during the year ended December 31, 2024. For a description of the compensation paid to Mr. Morachnick, see “Summary Compensation Table for 2024,” above.
Mr. Atwood, the director nominee of BT DE Investments, Inc., is not entitled to compensation or reimbursement for any travel or other expenses incurred in connection with participating on the Board. Mr. Stanley did not receive compensation for his role as a member of the Board.
On June 13, 2024, Mr. Stanley entered into a Consulting Agreement with the Company pursuant to which Mr. Stanley receives a bi-weekly payment of $6,000, plus reimbursement of reasonable expenses. The foregoing description of Mr. Stanley’s Consulting Agreement is qualified in its entirety by reference to the agreement, which was filed on a Form 8-K on June 14, 2024.
Except for Mr. Atwood and Mr. Morachnick, each member of the Company’s Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.
Compensation of Directors
The form and amount of director compensation is reviewed annually and as deemed advisable by the Compensation Committee, which shall make recommendations to the Board based on such review. The Compensation Committee reviews director compensation on an annual basis to ensure that the Company offers director compensation that is: (i) commensurate with the efforts the Company expects from existing Board members; (ii) competitive in the Company’s industry in order that the Company might attract the best possible candidates to assist the Company and its shareholders in a fiduciary capacity to maximize the opportunity presented by that growth; and (iii) aligned with shareholder interests as the Company grows. The Board retains the ultimate authority to determine the form and amount of director compensation. As noted above, Mr. Atwood, the director nominee of BAT, is not entitled to compensation or reimbursement for any travel or other expenses incurred in connection with participating on the Board.
While the Company strives to remain consistent in Directors’ compensation, there are circumstances when the allocation of a Director’s compensation may vary due to availability of registered stock units and timing of the Director’s appointment. The chart below generally outlines the Company’s director compensation program for its non-employee Directors:

Type of Fee	Role	Amount of Fee
Board Retainer	Board Member	$130,000/year
Additional Retainer	Chair	$38,000/year
Committee Retainer	Audit Committee Chair	$20,000/year
	Compensation Committee Chair	$10,000/year
	Governance and Nominating Committee Chair	$10,000/year
	Committee Member	$5,000/year
Restricted Stock Units(1)	Board Member	75,000 RSU/year
	Chair	85,000 RSU/year
________________
(1)RSUs granted to the non-employee directors vest 100% on the first anniversary of the date of grant, which occurs annually on the date of the scheduled annual general shareholder meeting (with newly appointed non-employee directors granted RSUs upon their appointment, pro-rated based on the number of days such appointment follows the previous annual general shareholder meeting). The RSUs automatically terminate upon the grantee ceasing to provide services to the Company, if the termination is for any reason other than death or total and permanent disability.
Director Compensation for 2024
The following table sets forth all compensation paid to or earned by each director of the Company during fiscal year 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jonathan Atwood(3)	$—	$—	$—	$—	$—
John Held*	$84,351	$—	$—	$—	$84,351
Thomas Lardieri*	$66,708	$—	$—	$—	$66,708
Alicia Morga*	$56,175	$—	$—	$—	$56,175
Angela McElwee	$106,140	$17,000	$—	$—	$123,140
Maureen Usifer	$40,000	$15,000	$—	$—	$55,000
William Morachnick(4)	$—	$—	$—	$—	$—
Matthew E. McCarthy	$98,675	$15,000	$—	$—	$113,675
Jared Stanley(5)	$—	$—	$—	$—	$—
________________
*Mr. Held, Mr. Larieri, and Ms. Morga each resigned as director effective June 13, 2024.
(1)Cash fees earned by non-employee directors. Includes director payments earned for the fiscal year ended December 31, 2024. Payments made in 2025 for services rendered in 2024 are also included.
(2)The amounts reported in the Stock Awards and Option Awards columns reflect restricted stock units granted in respect of 2024. No stock options were granted in respect of 2024. Assumptions used in the calculation of the amounts for 2024 restricted stock units are as follows: value of underlying shares at fair market value on the date of grant - $0.20.
(3)Mr. Atwood, the director nominee of BAT, is not entitled to compensation or reimbursement for any travel or other expenses incurred in connection with participating on the Board.
(4)Please see “Executive Compensation — Summary Compensation Table for 2024” above.
(5)Mr. Stanley is a paid consultant of the Company. Please see “Executive Compensation — Summary Compensation Table for 2024” above.
Other Compensation
Other than payments made to Mr. Stanley under the Consulting Agreement, and as set forth herein, the Company did not pay any other compensation to non-employee Directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended December 31, 2024, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth securities of the Company that are authorized for issuance under equity compensation plans as at the end of the Company’s financial year ended December 31, 2024. As at December 31, 2024 and April 15, 2025, the LTIP is the only compensation plan under which any Common Shares may be issued.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights(5)	Weighted average exercise price of outstanding options, warrants and rights(4)	Number of securities remaining available for issuance under equity compensation plans (excluding outstanding securities reflected in Column 1)
Equity compensation plans approved by Shareholders(1)(2)(3)	8,325,332	$0.84	7,083,172
	(5.3%)		(4.5%)
Equity compensation plans not approved by Shareholders	Nil	Nil	Nil
Total	8,325,332	$0.84	7,083,172
	(5.3%)		(4.5%)
________________
Notes:
(1)As at December 31, 2024, securities remained reserved for issuance under the Legacy Option Plan and LTIP.
(2)The LTIP provides that the total number of Common Shares reserved and available for issuance pursuant to Awards granted under the LTIP shall not exceed the number of Common Shares equal to ten percent (10%) of the total issued and outstanding Common Shares from time to time (assuming the conversion of the outstanding PVS into Common Shares) less any Common Shares that are issuable pursuant to the Legacy Option Plan (previously defined as the “Share Pool”). Without duplication, for the purposes of compliance with certain United States securities laws, the Share Pool shall, unless otherwise determined by the Board or the Administrator (as defined in the LTIP), be considered to be increased annually on the first day of each fiscal year of the Company by a number equal to 10% of the increase during the preceding fiscal year in the number of Common Shares outstanding, as measured from the first to the last date of such fiscal year.
(3)Percentages based on 157,762,229 Common Shares and nil PVS issued and outstanding as of December 31, 2024.
(4)The exercise price of certain awards are in Canadian dollars and have been converted to United States dollars as of the applicable grant date.
(5)On close of the Company’s acquisition of Abacus Health Products, Inc., the Company issued replacement stock options (“Replacement Options”) that were exercisable to purchase an aggregate of 1,437,953 Common Shares (in lieu of shares of Abacus Health Products, Inc.). As of December 31, 2024, there are Replacement Options outstanding exercisable to purchase an aggregate of 47,823 Common Shares. The weighted average exercise price of the Replacement Options outstanding as at December 31, 2024 was $3.64.
As of December 31, 2024, the Company had: (i) options outstanding under the Legacy Option Plan to acquire an aggregate of 985,011 Common Shares (representing 0.62% of the issued and outstanding Common Shares); (ii) options outstanding under the LTIP to acquire an aggregate of 2,480,244 Common Shares (representing 1.57% of the issued and outstanding Common Shares); (iii) 4,860,077 restricted stock units outstanding (representing 3.08% of the issued and outstanding Common Shares); and (iv) Replacement Options issued to former stock option holders of Abacus Health Products, Inc. outstanding to acquire an aggregate of 47,823 Common Shares (representing 0.03% of the issued and outstanding Common Shares).
As of the April 15, 2025, the Company had: (i) options outstanding under the Legacy Option Plan to acquire an aggregate of 985,011 Common Shares (representing 0.62% of the issued and outstanding Common Shares); (ii) options outstanding under the LTIP to acquire an aggregate of 2,304,677 Common Shares (representing 1.45% of the issued and outstanding Common Shares); (iii) 5,839,649 restricted stock units outstanding (representing 3.68% of the issued and outstanding Common Shares); and (iv) Replacement Options issued to former stock option holders of Abacus Health Products, Inc. outstanding to acquire an aggregate of 47,823 Common Shares (representing 0.03% of the issued and outstanding Common Shares).
As of April 15, 2025, the number of Common Shares remaining available for issuance pursuant to grants under the LTIP is 6,646,885 Common Shares (representing 4.19% of the issued and outstanding Common Shares).

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
Other than as disclosed herein, no executive officer, director, employee or former executive officer, director or employee of the Company or any of its subsidiaries, is, as of the date that is 30 days prior to April 29, 2025, indebted to the Company or any of its subsidiaries, or another entity if the indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries. See "Proposals 1 and 2 - Election of Directors - Company Transactions with Related Parties" above.
No individual who is, or at any time during the most recently completed financial year of the Company was, a director or executive officer of the Company, nor any proposed nominee for election as a director of the Company, nor any associate of any one of them:
(a)is, or at any time since the beginning of the most recently completed financial year of the Company has been, indebted to the Company or any of its subsidiaries; or
(b)was indebted to another entity, which such indebtedness is, or was at any time during the most recently completed financial year of the Company, the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described below or elsewhere in this proxy statement, none of the informed persons (as such term is defined in NI 51-102) of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director, has had any material interest, direct or indirect, in any transaction of the Company since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.
Mr. Jared Stanley, director, is a Co-Founder, director and shareholder of Stanley Brothers USA and a shareholder of AJNA. Mr. Stanley serves as the Chief Executive Officer of DeFloria, Inc. The Company has joint ownership of DeFloria with AJNA and entered into the SBH Purchase Option with Stanley Brothers USA, which is still in effect as of the date hereof. See “Proposals 1 and 2 – Election of Directors - Company Transactions with Related Parties” for further information on the SBH Purchase Option and the other transactions in which Stanley Brothers USA and its shareholders are involved with the Company. Mr. Jared Stanley has an address c/o Charlotte’s Web at 700 Tech Court, Louisville, CO, 80027.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holders”), to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Holders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review of such reports, or written representations from reporting persons that all reportable transactions were reported, we believe that during the year ended December 31, 2024, the executive officers, directors and 10% Holders timely filed all reports they were required to file under Section 16(a).
MANAGEMENT CONTRACTS
Since January 1, 2024, there have been no management functions of the Company or its subsidiaries which were to any substantial degree performed by a person or a company other than the directors or executive officers of the Company or its subsidiaries.
BENEFIT COMPANY REPORT
In August 2019, at the annual general and special meeting of the shareholders of the Company’s voting shares, the Company’s shareholders approved an amendment to the Company’s articles to allow the Company to become a benefit company under the BCBCA, as a demonstration of its long-term commitment to conducting its business in a responsible and sustainable manner and promoting one or more public benefits. The Company became a benefit company under the BCBCA on July 24, 2020.
Benefit companies also are required under the BCBCA to publish on their websites and provide to their shareholders an annual benefit report that assesses, against a selected third-party standard, their performance in carrying out the commitments set out in the benefit company’s benefit provisions. For so long as the Company is a benefit company under the BCBCA, the Company will include an annual benefit report as part of its annual proxy materials sent to its shareholders and post the report to its website.
The Company has included a copy of its Annual Benefit Report in respect of the year ended December 31, 2024 as Exhibit II to this proxy statement.
ADDITIONAL INFORMATION
Additional information relating to the Company, including copies of the Company’s financial statements and management’s discussion and analysis for the most recently completed fiscal year, is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/, copies of which may be obtained from the Company upon request by emailing the Corporate Secretary at legal@charlottesweb.com or by calling at (720) 484-8930.
BOARD APPROVAL
The contents and the sending of this proxy statement have been approved by the Board.

EXHIBIT I – BOARD MANDATE
BOARD OF DIRECTORS’ MANDATE
August 22, 2018
Amended November 2, 2021, September 1, 2023, and October 31, 2024
CHARLOTTE’S WEB HOLDINGS, INC.
The Board of Directors (the “Board”) of Charlotte’s Web Holdings, Inc. (the “Company”) is responsible under law to supervise the management of the business and affairs of the Company. The Board has the statutory authority and obligation to protect and enhance the assets of the Company and to meet the objective of the Company set out in the Company’s organizational documents.
The principal mandate of the Board is to oversee the management of the business and affairs of the Company, and monitor the performance of management.
In keeping with generally accepted corporate governance practices and the recommendations contained in National Policy 58-201 adopted by the Canadian Securities Administrators, and the requirements of any stock exchange on which the Company’s securities are listed, the Board assumes responsibility for the stewardship of the Company and, as part of the overall stewardship responsibility, explicitly assumes responsibility for the following:
1.Independence
The Board retains the responsibility for managing its own affairs, including planning its composition, selecting its Chairman and/or Lead Director, appointing Board committees and determining directors’ compensation. While it is appropriate to confer with management on the selection of candidates to be nominated as members of the Board, the ultimate selection shall be determined by the existing members of the Board. The Chairman of the Board should be a director who is independent within the meaning of section 2.1 of National Policy 58-201 Corporate Governance Guidelines and where this is not appropriate, an independent director should be appointed to act as Lead Director.
In that the Board must develop and voice objective judgment on corporate affairs, independently of management, practices promoting Board independence will be pursued. This includes constituting the Board with a sufficient number of independent and unrelated directors as the Board deems appropriate. Certain tasks suited to independent judgments will be delegated to specialized committees of the Board that are comprised of independent directors and unrelated directors.
The Board will evaluate its own performance in a continuing effort to improve. For this purpose, the Board will establish criteria for Board and Board member performance, and pursue a self-evaluation process for evaluating both overall Board performance and contributions of individual directors.
2.Leadership in Corporate Strategy
The Board ultimately has the responsibility to oversee the development and approval of the mission of the Company, its goals and objectives, and the strategy by which these objectives will be reached. In guiding the strategic choices of the Company, the Board must understand the inherent prospects and risks of such strategic choices.
While the leadership for the strategic planning process comes from management of the Company, the Board shall bring objectivity and a breadth of judgment to the strategic planning process and will ultimately approve the strategy developed by management as it evolves.
The Board is responsible for monitoring management’s success in implementing the strategy and monitoring the Company’s progress to achieving its goals; revising and altering direction in light of changing circumstances.
The Board has the responsibility to ensure congruence between the strategic plan and management’s performance.
3.Management of Risk
The Board shall understand the principal risks of all aspects of the business in which the Company is engaged, recognizing that business decisions require the incurrence of risk. The Board is responsible for providing a balance between risks incurred and the potential returns to shareholders of the Company. This requires that the Board ensure that systems are in place to effectively monitor and manage risks with a view to the long-term viability of the Company and its assets, and conduct an annual review of the associated risks.
4.Approach to Corporate Governance
The Company is committed to effective practices in corporate governance. The Company consistently assesses and adopts corporate governance measures. The Corporate Governance and Nominating Committee shall be responsible for overseeing disclosure of the Company’s approach to corporate governance in public disclosure documents.
5.Oversight of Management
As the Board functions, the Board must ensure the execution of plans and operations are of the highest caliber. The key to the effective discharge of this responsibility is the approval of the appointment of the senior officers of the Company and the assessment of each senior officer’s contribution to the achievement of the Company’s strategy. In this respect, performance against objectives established by the Board is important, as is a formal process for determining the senior officers’ compensation, in part, by using established criteria and objectives for measuring performance. To the extent feasible, the Board should also satisfy itself as to the integrity of the Chief Executive Officer (“CEO”) and other executive officers, and that such officers create a culture of integrity throughout the Company. “Executive officer” has the meaning set out in National Instrument 51-102 - Continuous Disclosure Obligations.
6.Succession Planning
On a regular basis, the Board shall review a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO and other key senior management positions, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills, training and planned career paths for possible successors to the CEO currently in the Company’s senior management.
7.Expectations and Responsibilities of Board Members
(a)Commitment and Attendance
All members of the Board should make every effort to attend all meetings of the Board and meetings of committees of which they are members, if any. Although attendance in person is encouraged, members may attend by telephone to mitigate schedule conflicts.
(b)Participation in Meetings
Each member of the Board should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves.
(c)Financial Knowledge
One of the most important roles of the Board is to monitor financial performance. Each member of the Board should generally know how to read financial statements, and should understand the use of financial ratios and other indices for evaluating financial performance.
(d)Other Directorships
The Company values the experiences Board members bring from other boards on which they serve, but recognizes that those boards may also present demands on a member’s time and availability, and may also present conflicts of interest or other legal issues. Members of the Board should advise the Chair of the Corporate Governance and Nominating Committee before accepting any new membership on other boards of directors or any other significant commitment involving an affiliation with other related businesses or governmental units.
(e)Contact with Management
All members of the Board are invited to contact the CEO at any time to discuss any aspect of the Company’s business. While respecting organizational relationships and lines of communication, members of the Board have complete access to other members of management. There shall be afforded frequent opportunities for members of the Board to meet with the CEO, Chief Financial Officer and other members of management in Board and committee meetings and in other formal or informal settings.

(f)Confidentiality
The proceedings and deliberations of the Board and its committees are confidential. Each member of the Board shall maintain the confidentiality of information received in connection with his or her services.
(g)Preparation for Meetings
All members of the Board should make every effort to review all meeting materials prior to meetings of the Board and meetings of committees of which they are members.
8.Shareholder Communications and Disclosure
The Board is responsible to ensure that the Company has policies in place to ensure effective and timely communication and disclosure to the shareholders of the Company, other stakeholders and the public in general. This communication and disclosure policy must effectively and fairly present the operations of the Company to shareholders and should accommodate feedback from shareholders, which should be considered into future business decisions.
The Board has the responsibility for ensuring that the financial performance of the Company is reported to shareholders on a timely and regular basis and for ensuring that such financing results are reported fairly, in accordance with generally accepted accounting principles.
The Board has the responsibility for ensuring that procedures are in place to effect the timely reporting of any developments that have a significant and material impact on the value of shareholder assets.
The Board has the responsibility for reporting annually to shareholders on its stewardship for the preceding year in accordance with applicable laws.
9.Integrity of Corporate Control and Management Information Systems
To effectively discharge its duties, the Board shall ensure that the Company has in place effective control and information systems so that it can track those criteria needed to monitor the implementation of the Company’s strategy.
Similarly, in reviewing and approving financial information, the Board shall ensure that the Company has an audit system, which can inform the Board of the integrity of the data and compliance of the financial information with generally accepted accounting principles.
The Board’s management of the important areas of corporate conduct, such as the commitment of the Company’s assets to different businesses or material acquisitions, shall also be supported by effective control and information systems.
10.Legal Requirements
The Board is responsible for ensuring that routine legal requirements, documents, and records have been properly prepared, approved and maintained by the Company.
11.Board Delegation to Committees
The Board may delegate specific responsibilities to committees of the Board in order to effectively manage the affairs of the Company.
12.Limitation
The foregoing is (i) subject to and without limitation of the requirement that in exercising their powers and discharging their duties, the members of the Board act honestly and in good faith with a view to the best interests of the Company and its stakeholders; and (ii) subject to, and not in expansion of the requirement, that in exercising their powers and discharging their duties the members of the Board exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
13.Assessments
The members of the Board will collectively assess the performance of the Board as a whole, the committees of the Board and all directors with reference to their respective mandates, charters or terms of reference. Individual directors will be assessed with reference to any applicable position descriptions, as well as the competencies and skills that each director is expected to bring to the Board.
Unless otherwise determined by the Board, such assessment will occur informally and on an annual basis, with an emphasis on the overall effectiveness and contributions made by the Board as a whole, the committees of the Board and all directors individually.

EXHIBIT II – ANNUAL BENEFIT REPORT
Annual Benefit Report
For the Financial Year ending December 31, 2024

April 29, 2025
Greetings,
At Charlotte's Web, our mission has always been rooted in a deep reverence for nature's boundless potential. From our humble beginnings as a family endeavor, we have grown into a company driven by a commitment to unlocking the power of botanicals for wellness.
Today, our mission has evolved: to unearth the science of nature and revolutionize wellness. We are guided by a set of principles that serve as our compass in this journey:
The Spirit of Discovery: We aim to approach our work with an insatiable curiosity, seeking to uncover nature's secrets and harness its healing properties.
Bridging Nature and Science: Through ongoing research and innovative techniques, we strive to bridge the gap between the ancient wisdom of natural remedies and the recent advancements of modern science.
Catalyzing a Movement: Our work extends beyond the boundaries of our company; we aim to catalyze a movement that empowers individuals to take control of their well-being through the gifts of nature.
Wellbeing within Reach: We are dedicated to making wellness accessible to all, offering premium, science-backed products that honor our founding families, our communities, our employees, and the soil that nurtures us.
At the forefront of all we do is a commitment to creating industry-leading standards for product quality, safety, and consistency. We believe our extracts harness powerful botanical benefits, and we serve as nature's humble stewards, ensuring that these gifts are delivered with the utmost care and respect.
Thank you for joining us on this transformative journey, where we combine nature's marvels with science's ingenuity to revolutionize wellness and improve lives worldwide.
/s/ William Morachnick
William Morachnick
CEO, Charlotte’s Web

CHARLOTTE’S WEB HOLDINGS, INC.
BENEFIT REPORT
For the Financial Year ending December 31, 2024

Charlotte’s Web Holdings, Inc. (“Charlotte’s Web” or the “Company”) became a benefit company under the laws of British Columbia on July 24, 2020, which means we are formally committed to conducting our business in a responsible and sustainable manner, and to promoting one or more public benefits. The public benefit selected by the Company is: “[t]o pioneer the way to healthier lives, stronger communities, and a more bountiful planet by making it easier for everyone to access the natural restorative power of plants” and the mission of Charlotte’s Web is: “to unearth the science of nature to revolutionalize wellness.”
As a benefit company, Charlotte’s Web is excited to share our annual benefit report for the most recently completed financial year to promote public benefit and assess our performance against a third-party standard. The third-party standard Charlotte’s Web uses is B Corp certification from B Lab.
CONDUCT OF BUSINESS IN A RESPONSIBLE AND SUSTAINABLE MANNER
Charlotte’s Web is a responsibly minded, sustainably driven company committed to promoting health and well-being through botanical-based products grown sustainably and in harmony with nature. We prioritize environmentally friendly and sustainable practices in our production processes and supply chain, which include using organic farming practices, reducing waste, and implementing tighter controls on our supply chain.
In addition, each year, we invest in our community through financial and product contributions and volunteer hours, demonstrating a commitment to social responsibility. Our focus on responsible and sustainable practices aligns with our mission and reflects a commitment to positively impacting the planet and its people. We harness the same mindset internally by investing in our people and developing programs and policies that align with our values.
During the year ended December 31, 2024, we made every effort to conduct our business in a responsible and regenerative manner, considering the well-being of people and communities affected by the operations of the Company while also endeavoring to use a fair and proportionate share of available environmental, social, and economic resources and capacities.
PROMOTION OF PUBLIC BENEFIT & CONDUCTING BUSINESS WITH PURPOSE AND REGENERATIVE INTENT
As set out in the Articles, Charlotte’s Web is committed to promoting the public benefit of: “pioneer[ing] the way to healthier lives, stronger communities, and a more bountiful planet by making it easier for everyone to access the natural restorative power of plants”.
At Charlotte's Web, our commitment to promoting our public benefit through responsible and sustainable practices is woven into the fabric of our operations. We embrace organic farming methods, implement waste reduction strategies, and maintain oversight within our supply chain – all in service of treading lightly on our planet while promoting holistic well-being, with a goal to making it easier for everyone to access the natural restorative power of plants. Beyond our operational footprint, we invest in local communities through financial contributions, product donations, and volunteer efforts, demonstrating our belief that true wellness extends beyond the individual to encompass collective well-being.
In 2024, we remained steadfast in conducting our business with a regenerative intent, judiciously utilizing resources while considering the well-being of people and communities impacted by our operations. Moreover, we celebrated our fourth year as a certified B Corporation, reinforcing our commitment to meeting a high standard of social and environmental performance, transparency, and accountability. This certification underscores our use of business as a force for good, creating value for all stakeholders while positively impacting our planet.
Why we became a B Corp:
•At Charlotte's Web, authenticity is central to our identity. We believe our products, practices, and impact must be a true reflection of our core values and purpose. Becoming a Certified B Corporation was a natural step in this journey, solidifying our commitment to using business as a force for good.
•B Corp certification empowers us to cultivate a business ecosystem that harmonizes social and environmental responsibility with financial success. By being part of this community of like-minded companies, we can quantify and manage our impact, holding ourselves accountable to high standards of transparency and performance.
•Our B Corp status symbolizes our dedication to building a better world through our business operations. We take pride in being part of an ecosystem that drives positive change, making a tangible difference in communities and the environment. This certification reinforces our role as catalysts for a more sustainable and equitable future.
2024 Highlights:
•Charlotte’s Web increased our original BIA certification score from 92.8 to 96.5. Charlotte’s Web remains as the largest certified CBD B Corp with the highest score among our peers.
•We prioritize the well-being and growth of our employees by fostering a supportive and engaging work environment. We conduct regular engagement surveys to gather valuable feedback and identify areas for improvement, ensuring that our team members feel heard and valued. Our commitment to professional development is reflected in our impressive 12.3% internal promotion rate, demonstrating our dedication to recognizing and advancing talent from within. Additionally, we offer a best-in-class benefits plan designed to support our employees’ health, financial security, and overall well-being. We are also deeply committed to fostering a workplace where all individuals have equal opportunities to thrive. By continuously investing in our people and cultivating an inclusive culture, we create an environment where employees feel empowered, motivated, and set up for long-term success.
•Sustainability is woven into every aspect of our operations. By working on bringing manufacturing in-house and reducing reliance on co-manufacturers, we are streamlining our processes to minimize environmental impact. This effort reflects our deep commitment to both the planet and our community. In 2024 alone, we diverted 72 tons of waste from landfills, giving it a second life through recycling.
•We are dedicated to serving our community and create focused, measured, and meaningful philanthropic partnerships to do so. Meaning, when you purchase from Charlotte’s Web, those purchases help us support charitable organizations that are creating significant impact for their communities. We have donated (cash + In-Kind donations) to earth-changing organizations (a value of over $800,000 in 2024). We’re excited to highlight some of the amazing work from those charitable organizations:
•Adaptive Training Foundation helps those with life-altering injuries find life-fulfilling adaptive performance training and empower them through movement. They provide services to adaptive athletes 100% free of charge.
•Realm Of Caring serves anyone looking for information about cannabinoid therapies. They currently provide 1:1 support to over 75,000 clients worldwide. Realm of Caring has aided 22 states in passing cannabis/hemp legislation and have enrolled over 5,000 participants in their independent, IRB-approved research studies including their Observational Research Registry.

ASSESSMENT AGAINST THIRD-PARTY STANDARD
Third Party Standard
British Columbia’s public benefit legislation requires benefit companies to assess and report on their overall performance in conducting their business in a responsible and sustainable manner and in promoting the selected public benefits, against an independent “third-party standard” that meets certain statutory criteria relating to transparency and credibility.
The Company is a B Corp certified by B Lab, a non-profit organization that administers B Corporation certification. Certified B Corps achieve a minimum verified score on the B Impact Assessment (the “BIA”) - a rigorous assessment of a company’s impact on its workers, customers, community, and environment - and make their B Impact Report transparent on the B Lab website. Certified B Corporations also amend their legal governing documents to require their board of directors to balance profit and purpose. The combination of third-party validation, public transparency, and legal accountability helps Certified B Corps build trust and value. The Company must re-certify as a B Corp every three years.
The BIA is developed through a transparent process and is audited by B Lab and comprehensively covers the impact of a business on all its stakeholders, including its workers, suppliers, community, and the environment. The BIA also captures best practices regarding mission, measurement, and governance. The last, heavily weighted, portion of the BIA identifies a company’s specific “Impact Business Models,” which include the targeted, formal focus on a benefiting a particular stakeholder through products and services or internal practices.2
Given our familiarity with the BIA and the respect which the standard is accorded in the industry, Charlotte’s Web has selected B Lab’s BIA as our independent “third-party standard” under the British Columbia benefit company legislation for the financial year ended December 31, 2024. Charlotte’s Web has applied B Lab’s BIA as its independent “third-party standard” in a consistent manner since 2020.
Assessment
Charlotte’s Web was re-certified by B Lab in 2024 and received a score of 96.5. The Company continues to independently assess against B Lab’s BIA, including in respect to its operations during the year ended December 31, 2024. Specifically, Charlotte's Web has assessed against B Lab's considerations related to governance, workers, community, environment, and customers.
APPROVAL BY THE BOARD OF DIRECTORS
The undersigned, a director of Charlotte’s Web, hereby confirms that the above Benefit Report was approved by the Board of Directors of the Company on April 9, 2025.

BY ORDER OF THE BOARD OF DIRECTORS OF CHARLOTTE’S WEB HOLDINGS, INC.

/s/ William Morachnick
William Morachnick

Chief Executive Officer and a Director

Charlotte’s Web Holdings, Inc.

EXHIBIT III – AUDIT COMMITTEE CHARTER
AUDIT COMMITTEE CHARTER
AUGUST 22, 2018
REVISED MAY 31, 2021, NOVEMBER 2, 2021, SEPTEMBER 1, 2023, AND OCTOBER 31, 2024
1.Role and Objective
The Audit Committee (the “Committee”) is a committee of the board of directors (the “Board”) of Charlotte’s Web Holdings, Inc. (the “Company”) to which the Board has delegated its responsibility for the oversight of the following:
•nature and scope of the annual audit;
•management’s reporting on internal accounting standards and practices;
•the review of financial information, accounting systems and procedures;
•the Company’s risk management process in conjunction with the appropriate Board committees;
•financial reporting and financial statements,
and has charged the Committee with the responsibility of: (i) recommending, for approval of the Board, the audited financial statements, and (ii) approving the interim financial statements and other mandatory disclosure releases containing financial information.
The primary objectives of the Committee, with respect to the Company and its subsidiaries, are as follows:
•to assist the directors of the Company (the “Directors”) in meeting their responsibilities in respect of the preparation and disclosure of the financial statements of the Company and related matters;
•to provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board;
•to ensure the external auditors’ independence and review and appraise their performance;
•to increase the credibility and objectivity of financial reports;
•to strengthen the role of the outside Directors by facilitating in depth discussions between Directors on the Committee, management and external auditors;
•to maintain oversight of risk identification, assessment and management programs;
•to maintain oversight of Company’s Code of Conduct certification process and review potential conflicts of interest and Company’s disposition of any such conflicts; and
•to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.
2.Composition
The Committee will be comprised of at least three Directors or such greater number as the Board may determine from time to time and all members of the Committee shall be “independent” (as such term is used in National Instrument 52-110 – Audit Committees (“NI 52-110”)) unless the Board determines that an exemption contained in NI 52-110 is available and determines to rely thereon. “Independent” generally means free from any business or other direct or indirect material relationship with the Company that could, in the view of the Board, reasonably interfere with the exercise of the member’s independent judgment. In addition, members of the Committee may not, directly or indirectly, receive any consulting, advisory, or other compensatory fee paid by the Company, nor may they be affiliated with the Company under applicable securities laws.
All of the members of the Committee must be “financially literate” (as defined in NI 52-110) unless the Board determines that an exemption under NI 52-110 from such requirement in respect of any particular member is available and determines to rely thereon in accordance with the provisions of NI 52-110. Being “financially literate” means members have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements. In addition, one member of the Committee shall meet the definition of audit committee financial expert, as defined in Item 407 of U.S. Regulation S-K.
The Board shall from time to time designate one of the members of the Committee to be the chairperson of the Committee (the “Chair”).
3.Meetings and Administrative Matters
(a)The Committee shall meet at least four times per year and/or as deemed appropriate by the Committee Chair. In addition, the independent directors of the Committee will consider holding regularly scheduled meetings (or holding in camera sessions at regular Board meetings) at which members of management are not in attendance. As part of its job to foster open communication, the Committee will meet at least annually with management (including separate sessions with each of the Chief Executive Officer, the Chief Financial Officer and the General Counsel) and the external auditors in separate sessions, and at such other times as the external auditor and/or the Committee consider appropriate. The Chief Financial Officer of the Company shall attend meetings of the Committee, unless otherwise excused from all or part of any such meeting by the Chair.
(b)Agendas, with input from management and approved by the Chair, shall be circulated to Committee members and relevant management personnel along with background information on a timely basis prior to the Committee meetings.
(c)A quorum for meetings of the Committee will be a majority of its members, and the rules for calling, holding, conducting and adjourning meetings of the Committee will be the same as those governing the Board unless otherwise determined by the Committee or the Board.
(d)The Chair will preside at all meetings of the Committee, unless the Chair is not present, in which case the members of the Committee that are present will designate from among such members the Chair for purposes of the meeting.
(e)At all meetings of the Committee, every resolution shall be decided by a majority of the votes cast. In case of an equality of votes, the Chair of the meeting shall be entitled to a second or casting vote.
(f)The minutes of the Committee meetings shall accurately record the decisions reached and shall be distributed to the Committee members.
(g)The Committee may invite such officers, directors and employees of the Company and its subsidiaries, if any, as it sees fit from time to time to attend meetings of the Committee and assist in the discussion and consideration of the matters being considered by the Committee.
(h)The Committee may retain outside advisers and/or obtain independent professional advice to assist in fulfilling its responsibilities at the expense of the Company as solely determined by the Committee without any further approval of the Board.
(i)Any members of the Committee may be removed or replaced at any time by the Board and will cease to be a member of the Committee as soon as such member ceases to be a Director. The Board may fill vacancies on the Committee by appointment from among its members. If and whenever a vacancy exists on the Committee, the remaining members may exercise all the Committee’s powers so long as a quorum remains. Subject to the foregoing, following appointment as a member of the Committee, each member will hold such office until the Committee is reconstituted.
(j)Any issues arising from these meetings that bear on the relationship between the Board and management should be communicated to the Chairman of the Board by the Committee Chair.
4.Mandate and Responsibilities
To fulfill its responsibilities and duties, the Committee shall:
(a)undertake annually a review of this mandate and make recommendations to the Board as to proposed changes;
(b)be responsible for oversight of the Company’s internal control systems and procedures, including:
(i)identifying, monitoring and mitigating business risks; and
(ii)ensuring compliance with legal, ethical and regulatory requirements;

(c)review and discuss with management the Company’s financial statements and reports and any related management’s discussion and analysis (“MD&A”), any annual earnings, interim earnings and related press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial reports), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors; the process should include but not be limited to:
(i)reviewing changes in accounting principles and policies, or in their application, which may have a material impact on the current or future years’ financial statements;
(ii)reviewing significant accruals, reserves or other estimates such as the ceiling test calculation;
(iii)reviewing accounting treatment of unusual or non-recurring transactions;
(iv)ascertaining compliance with covenants under loan agreements;
(v)reviewing financial reporting relating to asset retirement obligations;
(vi)reviewing disclosure requirements for commitments and contingencies;
(vii)reviewing adjustments raised by the external auditors, whether or not included in the financial statements;
(viii)reviewing unresolved differences between management and the external auditors;
(ix)obtaining explanations of significant variances with comparative reporting periods; and
(x)determining through inquiry if there are any related party transactions and ensure the nature and extent of such transactions are properly disclosed;
(d)review the financial reports and related information included in prospectuses, MD&A, information circular-proxy statements and annual information forms and all public disclosure containing audited or unaudited financial information (including, without limitation, annual and interim press releases and any other press releases disclosing earnings or financial results) before release and prior to Board approval, if required. The Committee must be satisfied that adequate procedures are in place for the review of the Company’s disclosure of all other financial information and will periodically assess the adequacy of those procedures;
(e)with respect to the appointment of external financial and SOX auditors (the “external auditors”) by the Committee:
(i)require the external auditors to report directly to the Committee;
(ii)review annually the qualifications and performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company and consider and decide if the Company should change external auditors;
(iii)on an annual basis, review and discuss with the external auditors all significant relationships such auditors have with the Corporation to determine the auditors’ independence and obtain a formal written statement of external auditors setting forth all relationships between the external auditors and the Company and confirming their independence from the Company as required by the Public Company Accounting Oversight Board (“PCAOB”);
(iv)review and actively engage in a dialogue with the external auditors regarding the matters required to be discussed by the applicable requirements of the PCAOB and the Securities Exchange Commission, including any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
(v)be directly responsible for overseeing the work of the external auditors engaged for the purpose of issuing an auditors’ report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting and taking, or recommending that the full Board take, appropriate action to oversee the independence of the external auditor;
(vi)review management’s recommendation for the appointment of external auditors and recommend to the Board appointment of external auditors and the compensation of the external auditors;
(vii)review the terms of engagement of the external auditors, including the appropriateness and reasonableness of the auditors’ fees;

(viii)when there is to be a change in external auditors, review the issues related to the change and the information to be included in the required notice to securities regulators of such change;
(ix)take, or recommend that the full Board take, appropriate action to oversee the independence of the external auditors;
(x)at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial reports; and
(xi)require other firms providing audit-related services, such as tax audits, to provide status updates to the Committee on an as-needed basis;
(f)review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;
(g)review annually with the external auditors their plan for their audit and, upon completion of the audit, their reports upon the financial reports of the Company and its subsidiaries;
(h)review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any permissible non-audit services, provided by the Company’s external auditors and consider the impact on the independence of the auditors; the pre-approval requirement is waived with respect to the provision of non-audit services if:
(i)the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent (5%) of the total amount of fees paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;
(ii)such services were not recognized by the Company at the time of the engagement to be non-audit services; and
(iii)such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee;
provided the pre-approval of the non-audit services is presented at the Committee’s first scheduled meeting following such approval, such authority may be delegated by the Committee to one or more independent members of the Committee;
(i)Notwithstanding Section 4(h) the Committee may delegate to one or more independent members the authority to pre–approve non–audit services, provided that the member(s) report to the Committee at the next scheduled meeting such pre–approval and the member(s) comply with such other procedures as may be established by the Committee from time to time;
(j)review any other matters that the Audit Committee feels are important to its mandate or that the Board chooses to delegate to it;
(k)with respect to the financial reporting process:
(i)in consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external;
(ii)consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
(iii)consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
(iv)review significant judgments made by management in the preparation of the financial reports and the view of the external auditors as to appropriateness of such judgments;
(v)following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;
(vi)review any significant disagreement among management and the external auditors regarding financial reporting;

(vii)review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented; and
(viii)review the certification process;
(l)review financial reporting relating to risk exposure and risk management policies and procedures of the Company (i.e., hedging, litigation and insurance);
(m)establish procedures for:
(i)the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
(ii)the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
5.Authority
Following each meeting, in addition to a verbal report, the Committee will report to the Board by way of providing copies of the minutes of such Committee meeting at the next regularly scheduled Board meeting after a meeting is held (which minutes may be in draft form).
Supporting schedules and information reviewed by the Committee shall be available for examination by any director.
The Committee shall have the authority to investigate any financial activity of the Company and to communicate directly with the internal and external auditors. All employees are to cooperate as requested by the Committee.
The Committee may retain, and set and pay the compensation for, persons having special expertise and/or obtain independent professional advice to assist in fulfilling its duties and responsibilities at the expense of the Company.

EXHIBIT IV – FORM 8-K, DATED AUGUST 21, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2024

Charlotte’s Web Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (720) 617-7303

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.
After conducting a competitive process, on August 21, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Charlotte’s Web Holdings, Inc. (the “Company”) approved the appointment of PKF O’Connor Davies LLP (“PKF”) as the new independent registered public accounting firm for the Company, subject to PKF’s completion of its customary client acceptance procedures.
During the fiscal year ended December 31, 2023 (“fiscal 2023”), and for the subsequent interim period through August 21, 2024, none of the Company, or anyone on their behalf consulted PKF regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission (the “SEC”) through that date.
On August 21, 2024, the Audit Committee also dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective as of that date.
EY’s report on the Company’s consolidated financial statements for the period ended December 31, 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2023 and in the subsequent interim period through August 21, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in connection with EY’s report. During the fiscal year ended December 31, 2023 and in the subsequent interim period through August 21, 2024, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).
The Company has provided EY with a copy of this report and requested that EY provide a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of EY’s letter, dated August 21, 2024, is filed as Exhibit 16.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young to the Securities and Exchange Commission, dated August 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: August 21, 2024	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary

Exhibit 16.1

August 21, 2024
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Commissioners:
We have read Item 4.01 of Form 8-K dated August 21, 2024, of Charlotte’s Web Holdings, Inc. and are in agreement with the statements contained in paragraphs three, four and five therein. We have no basis to agree or disagree with other statements of the registrant contained therein.
/s/ Ernst & Young LLP

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CWEB2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69683-P30339 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CHARLOTTE'S WEB HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against
1.	To set the number of directors of the Company at six (6).	☐	☐

2. Election of Directors.

Nominees:	For	Withhold
2a. Jonathan Atwood	☐	☐
2b. Matthew E. McCarthy	☐	☐
2c. Angela McElwee	☐	☐
2d. William Morachnick	☐	☐
2e. Jared Stanley	☐	☐
2f. Maureen Usifer	☐	☐

		For	Withhold
3.	To appoint PKF O'Connor Davies LLP as auditors for the ensuing year and to authorize the Board of Directors of the Company to fix the remuneration to be paid to the auditors.	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

This form of proxy is solicited by and on behalf of management of Charlotte's Web Holdings, Inc.

Proxies must be received by 11:59 P.M. (Eastern Time) on Wednesday, June 11, 2025.

Notes to Proxy

1. **Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. **The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.**
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof, in each case to the extent permitted by law, whether or not the amendment or other matter is routine and whether or not the amendment or other matter is contested.
8. This proxy should be read in conjunction with the accompanying documentation provided by management of Charlotte's Web Holdings, Inc.

The Notice and Proxy Statement, Annual Report and Request for Financial Statement are available at www.proxyvote.com.

V69684-P30339

Charlotte's Web Holdings, Inc.
Form of Proxy – Annual General Meeting to be held on June 12, 2025

Appointment of Proxyholder

I/We being the undersigned holder(s) of **Charlotte's Web Holdings, Inc.** hereby appoint William Morachnick (CEO, Director) or, failing this person, Erika Lind (CFO) (the "**Management Nominees**").

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

As my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting (the "**Meeting**") of the holders ("**Shareholders**") of common shares of Charlotte's Web Holdings, Inc. (the "**Company**") to be held via live webcast at www.virtualshareholdermeeting.com/CWEB2025 at 10:00 a.m. (Mountain time) on Thursday, June 12, 2025 or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side